                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[ ]  Preliminary Proxy Statement         [_]  CONFIDENTIAL, FOR USE OF THE
                                              COMMISSION ONLY (AS PERMITTED BY
                                              RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

        Horace Mann Income Fund, Inc. (FILE NOS. 2-81831 AND 811-3664)
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

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Notes:

                                                                 March 25, 1997

Notice to Annuity Contractholders:
Subject: Separate Account Voting Instructions

  The variable portion of your annuity contract is invested through one of Horace Mann Life Insurance Company's ("HMLIC") separate accounts. The separate accounts invest in one or more of the following mutual funds: the Horace Mann Growth Fund, Inc., the Horace Mann Balanced Fund, Inc., the Horace Mann Income Fund, Inc., or the Horace Mann Short-Term Investment Fund, Inc. (collectively, "the Funds").

  Because you have a beneficial interest in a separate account, you're entitled to receive information and provide voting instructions on issues placed before the Shareholders of the Fund or Funds in which your account value is invested. The Funds' Shareholders will consider the issues described in the enclosed voting instruction/proxy materials. You can give voting instructions to HMLIC's separate account based on your number of Fund shares. Your shares, equivalent to the number of separate account units, are shown on the enclosed voting instruction/proxy card(s). If you are invested in more than one Fund, you will receive a card for each Fund. These cards may be received separately.

  HMLIC will vote shares of the Funds held by the separate accounts according to instructions received from Annuity Contractholders who have separate account units. If you don't give voting instructions to HMLIC, your shares will be voted in proportion to the responses received from other Annuity Contractholders. As provided in the prospectus, any Fund shares attributed to investment by HMLIC will also be voted in proportion to the vote by Annuity Contractholders.

  Please complete and return the voting instruction/proxy card(s) in the enclosed postage-paid envelope if you want to exercise your voting rights. You may also cast your vote in person at the Joint Special Meeting of Shareholders. (See enclosed Notice of Joint Special Meeting of Shareholders for date, time and place.)

  WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE MARK, DATE, SIGN AND PROMPTLY RETURN THE ENCLOSED VOTING INSTRUCTIONS(S)/PROXY(IES). IF YOU WISH TO ATTEND THE MEETING AND WISH TO VOTE IN PERSON, YOU MAY REVOKE YOUR VOTING INSTRUCTION(S)/PROXY(IES) AT THE MEETING.

                                           Horace Mann Life Insurance Company
                                           Thomas Arisman, CLU
                                           Senior Vice President

HORACE MANN MUTUAL FUNDS
ONE HORACE MANN PLAZA
SPRINGFIELD, ILLINOIS 62715-0001

TELEPHONE: (217) 789-2500 or (800) 999-1030

NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS
APRIL 23, 1997
AND PROXY STATEMENT

To the Shareholders:

  You are invited to attend a Joint Special Meeting of the shareholders of Horace Mann Growth Fund, Inc. ("Growth Fund"), Horace Mann Balanced Fund, Inc. ("Balanced Fund"), Horace Mann Income Fund, Inc. ("Income Fund") and Horace Mann Short-Term Investment Fund, Inc. ("Short-Term Fund") (individually, a "Fund" and collectively, the "Funds"). The meeting will be held on Wednesday, April 23, 1997, at One Horace Mann Plaza, Springfield, Illinois at 9:00 a.m., Central Time, for the following purposes and to transact such other business, if any, as may properly come before the Meeting:

  1. To elect seven (7) Board Members to the Board of each Fund.

  2. To approve the Management Agreement between each Fund and Horace Mann Investors, Inc.

  3. To approve the Investment Subadvisory Agreement between Horace Mann Investors, Inc. and Wellington Management Company, LLP.

  4. To approve an Agreement and Plan of Reorganization and the transactions contemplated thereby, the net effect of which would be to reorganize the Funds into series of Horace Mann Mutual Funds.

  5. To approve a proposed change to the Balanced Fund's and Income Fund's fundamental investment policy with respect to investments in illiquid and restricted securities.

  6. To approve a proposed change to the Income Fund's investment objective.

  7. To transact such other business as may properly come before the Meeting.

  The Board of each Fund has fixed the close of business on February 28, 1997 as the record date for determining the shareholders of each Fund entitled to notice of and to vote at the Meeting. Shareholders are entitled to one vote for each share held.

        THE BOARD OF EACH FUND RECOMMENDS THAT YOU VOTE FOR ALL ITEMS.


     PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD.
              SIGN, DATE AND RETURN IT IN THE ENVELOPE PROVIDED.
                       PLEASE MAIL YOUR PROXY PROMPTLY.

  The accompanying proxy is solicited by the Board of Directors of each Fund for voting at the Joint Special Meeting of shareholders to be held on Wednesday, April 23, 1997, and any and all adjournments thereof (the "Meeting"). The shareholders of each Fund will vote separately on the items presented at the Meeting. This Notice, Proxy Statement and the accompanying voting instruction/proxy card(s) were first mailed to shareholders on or about March 26, 1997.

  Voting instructions/proxies are being solicited by the Board of Directors of the Funds for use at the Meeting. For shareholders having account balances invested in the Funds, HMLIC is the owner of the shares, but is soliciting voting instructions from shareholders as to how such shares should be voted. Consistent with interpretations of voting requirements by the staff of the Securities and Exchange Commission, HMLIC will offer to shareholders the opportunity to instruct HMLIC as to how it should vote shares held by it and the separate accounts of HMLIC on the items to be considered at the Meeting. In addition, proxies are being solicited from shareholders of the Growth Fund who own shares directly. Voting instructions/proxies may be revoked at any time by (a) submitting a subsequently dated voting instruction/proxy or (b) by personally attending the Meeting and voting in person. The cost of holding the shareholders' meeting, including the cost of proxy solicitation, will be paid by Horace Mann Life Insurance Company.

  The following table indicates which Fund's shareholders are solicited with respect to each Item:

                                               GROWTH BALANCED INCOME SHORT-TERM
 ITEM                                           FUND    FUND    FUND     FUND
 ----                                          ------ -------- ------ ----------
 1.   Elect Board Members...................      X       X       X        X
 2.   Approve Management Agreement..........      X       X       X        X
      Approve Investment Subadvisory
 3.   Agreement.............................      X       X       X        X
      Approve Agreement and Plan of
 4.   Reorganization........................      X       X       X        X
      Approve Amended Fundamental Investment
 5.   Policy................................              X       X
 6.   Approve Amended Investment Objective..                      X

  THE APPROVAL OF ITEM 4 FOR EACH FUND IS CONTINGENT UPON THE APPROVAL OF ITEMS 1, 2 AND 3 FOR SUCH FUND. THEREFORE, DESPITE ANY APPROVAL OF ITEM 4 FOR A PARTICULAR FUND, THE REORGANIZATION WILL NOT BE EFFECTED UNLESS THE FUND SHAREHOLDERS ALSO APPROVE ITEMS 1, 2 AND 3.

  The Board of each Fund has fixed the close of business on February 28, 1997 as the record date for determination of shareholders entitled to notice of and to vote at the Meeting. As of February 28, 1997, shares of the Funds were issued and outstanding as follows:

        FUND                                      SHARES
        ----                                    ----------
        Growth Fund............................ 18,625,518
        Balanced Fund.......................... 16,190,224
        Income Fund............................    816,143
        Short-Term Fund........................    125,277

  Capital Stock Ownership. The following table sets forth the holdings of the shares of each Fund as of February 28, 1997, of each person known to own, control, or hold with power to vote 5 percent or more of the Fund's outstanding voting securities:

                                      GROWTH     BALANCED   INCOME   SHORT-TERM
               NAME                    FUND        FUND      FUND       FUND
               ----                 ----------  ----------  -------  ----------
Horace Mann Life Insurance Company
 ("HMLIC")
  Shares Owned....................         N/A         N/A      N/A    10,000
  Percent of Shares Outstanding...         N/A         N/A      N/A      7.98%
HMLIC
Separate Account
  Shares Owned....................  14,094,715  15,493,376  775,622   109,992
  Percent of Shares Outstanding...       75.67%      95.70%   95.04%    87.80%
HMLIC
Separate Account B
  Shares Owned....................     977,683         N/A      N/A       N/A
  Percent of Shares Outstanding...        5.25%        N/A      N/A       N/A

--------
N/A indicates "not applicable."

  Horace Mann Life Insurance Company and its separate accounts and affiliates are located at One Horace Mann Plaza, Springfield, Illinois.

ITEM 1. ELECTION OF BOARD MEMBERS

  It is intended that the proxies will be voted for the election as Board Members of the nominees described below. Each Board Member so elected will serve as a Board Member of the respective Fund until the next meeting of shareholders, if any, called for the purpose of electing Board Members and until the election and qualification of a successor or until such Board Member sooner dies, resigns or is removed as provided in the organizational documents of each Fund. A. Thomas Arisman, Larry K. Becker, A.L. Gallop and Harriet A. Russell were last elected at the 1992 annual joint meeting of shareholders. George J. Zock was appointed to the Board of each Fund in 1995.

  All nominees listed below have consented to serve as Board Members of the respective Funds, if elected. In case any nominee shall be unable or shall fail to stand for election as a Board Member by virtue of an unexpected occurrence, the proxies may be voted for such other person(s) as shall be determined by the persons acting under the proxies in their discretion.

      NAME (AGE),       FUND SHARES BENEFICIALLY
    POSITION(S) WITH          OWNED AS OF                PRINCIPAL OCCUPATION FOR
         FUNDS,           FEBRUARY 28, 1997**,               LAST FIVE YEARS,
        ADDRESS              DIRECTOR SINCE                    DIRECTORSHIPS
    ----------------    ------------------------         ------------------------
 A. THOMAS ARISMAN*         Growth Fund          Senior Vice President, Horace Mann Life
 (50)                       6,157 shares         Insurance Company and Horace Mann
 Director                   1989                 Service Corporation; Director and
                                                 President, Horace Mann Investors, Inc.;
                                                 and positions with Horace Mann Educators
                                                 Corporation and its subsidiaries.
 One Horace Mann Plaza      Balanced Fund
 Springfield, IL 62715      No shares
                            1989
                            Income Fund
                            No shares
                            1989
                            Short-Term Fund
                            No shares
                            1989
-----------------------------------------------------------------------------------------
 LARRY K. BECKER*           Growth Fund          Director, Executive Vice President, and
 (48)                       15,582 shares        Chief Financial Officer, Horace Mann
 Director and Chairman      1989                 Life Insurance Company and Horace Mann
                                                 Service Corporation; Director, Horace
                                                 Mann Investors, Inc.; and positions with
                                                 Horace Mann Educators Corporation and
                                                 its subsidiaries.
 One Horace Mann Plaza      Balanced Fund
 Springfield, IL 62715      113
                            1989
                            Income Fund
                            No shares
                            1989
                            Short-Term Fund
                            No shares
                            1989
-----------------------------------------------------------------------------------------
 A. L. GALLOP               Growth Fund          Executive Director (Retired), Minnesota
 (71)                       No shares            Education Association; formerly
 Director                   1957                 Director, Horace Mann Educators
                                                 Corporation (1968-1983).
 1622 Pebble Beach Lane     Balanced Fund
 Lady Lake, FL 32159        No shares
                            1983
                            Income Fund
                            No shares
                            1983
                            Short-Term Fund
                            No shares
                            1983
-----------------------------------------------------------------------------------------

 NAME (AGE),   FUND SHARES BENEFICIALLY
 POSITION(S)         OWNED AS OF                PRINCIPAL OCCUPATION FOR
 WITH FUNDS,     FEBRUARY 28, 1997**,               LAST FIVE YEARS,
   ADDRESS          DIRECTOR SINCE                    DIRECTORSHIPS
 -----------   ------------------------         ------------------------
 RICHARD D.        Growth Fund          Executive Director (Retired), Vermont
 LANG              2,084 shares         National Education Association; formerly
 (65)              Nominee              member of Horace Mann Educators
 Nominee                                Corporation's Educator Advisory Board.
 2 Summer          Balanced Fund
 Street            No shares
 Montpelier,       Nominee
 VT 05602
                   Income Fund
                   No shares
                   Nominee
                   Short-Term Fund
                   No shares
                   Nominee
--------------------------------------------------------------------------------
 EDWARD L.         Growth Fund          Director and Executive Vice President,
 NAJIM*            No shares            Horace Mann Life Insurance Company and
 (53)              Nominee              Horace Mann Service Corporation; and
 Nominee                                positions with Horace Mann Educators
                                        Corporation and its subsidiaries.
 One Horace        Balanced Fund
 Mann Plaza        No shares
 Springfield,      Nominee
 IL 61215
                   Income Fund
                   No shares
                   Nominee
                   Short-Term Fund
                   No shares
                   Nominee
--------------------------------------------------------------------------------
 HARRIET A.        Growth Fund          Trustee member, Cincinnati Board of
 RUSSELL           992 shares           Education; Director and Vice President,
 (54)              1992                 Greater Cincinnati School Employer
 Director                               Credit Union; teacher (Retired), Walnut
                                        Hills High School; former Director,
                                        Horace Mann Growth Fund (1974-1983).
 6571 Edwood       Balanced Fund
 Cincinnati,       No shares
 OH 45224          1992
                   Income Fund
                   No shares
                   1992
                   Short-Term Fund
                   No shares
                   1992


--------------------------------------------------------------------------------

  NAME (AGE),    FUND SHARES BENEFICIALLY
  POSITION(S)          OWNED AS OF                PRINCIPAL OCCUPATION FOR
  WITH FUNDS,      FEBRUARY 28, 1997**,               LAST FIVE YEARS,
    ADDRESS           DIRECTOR SINCE                    DIRECTORSHIPS
  -----------    ------------------------         ------------------------
GEORGE J. ZOCK*      Growth Fund          Director, Senior Vice President and
(46)                 752 shares           Treasurer, Horace Mann Life Insurance
Director and         1995                 Company and Horace Mann Service
President                                 Corporation; Director, Horace Mann
                                          Investors, Inc.; and positions with
                                          Horace Mann Educators Corporation and
                                          its subsidiaries.
One Horace Mann      Balanced Fund
Plaza                No shares
Springfield, IL      1995
62715
                     Income Fund
                     No shares
                     1995
                     Short-Term Fund
                     No shares
                     1995


---------
* Director is considered an "interested person" as that term is defined in the Investment Company Act of 1940.

** As of February 28, 1997, the directors and nominees of the Trust held in the aggregate directly and beneficially less than 1% of the outstanding shares each Fund.


  The Board of Directors of each Fund held 4 regular meetings during the Funds' fiscal year ended December 31, 1996. In addition, the standing committees of each Board of Directors are: the Securities Committee, Audit/Insurance Committee and Nominating Committee. Each then current Board member attended 75% or more of the respective meetings of the Board and the committees (if then a member thereof) held during the 1996 fiscal year.

  Unless otherwise provided by resolution of the Board or applicable law, and with certain specified exceptions, the Executive Committee may exercise all the powers of the Board when the Board is not in session. A. Thomas Arisman, Larry
K. Becker, and George J. Zock serve on this Committee. The Executive Committee did not meet during the 1996 fiscal year.

  The Securities Committee coordinates and communicates with the investment adviser on behalf of the Board; reviews and oversees investment management activities; recommends changes or adjustments to the investment advisory agreement; creates and revises standards of investment performance and advises the Board on investment related issues. A. Thomas Arisman, Larry K. Becker and George J. Zock serve on the Securities Committee. The Securities Committee met 6 times during the 1996 fiscal year.

  It is the function of the Audit/Insurance Committee to serve as the Board's liaison with each Fund's independent public accountants, to review the financial operations of the Fund and to make periodic reports of these reviews to each Fund's Board along with appropriate recommendations regarding the proper and efficient financial operation of the Fund. Additional responsibilities include the review and assurance of the adequacy of insurance coverage for the Fund. A. Thomas Arisman, A.L. Gallop and George J. Zock serve on the Audit/Insurance Committee. The Audit/Insurance Committee met 1 time during the 1996 fiscal year.

  The Nominating Committee is responsible for the selection of appropriate, qualified persons as Director nominees to be presented to each Fund's Shareholders for their consideration. The Nominating Committee has no formal policy with respect to prospective Director nominees recommended by Shareholders, but Shareholders are free to make recommendations. Larry K. Becker and Harriet A. Russell served on the Nominating Committee. The Nominating Committee did not meet during the 1996 fiscal year.

  Each Fund pays Board Members who are not "interested persons" of such Fund a $150 per diem fee for attendance at Board meetings and reimbursement for travel expenses. As reflected above, several Board Members currently serve as board members of Horace Mann Investors, Inc. Board Members or officers who are "interested persons" receive no compensation from any Fund.

  The table below shows, for each Board Member entitled to receive compensation from the Funds, the aggregate compensation paid or accrued during each Fund's fiscal year ended December 31, 1996 and the total compensation that the Horace Mann fund complex paid or accrued during the calendar year ended December 31, 1996.

                        AGGREGATE COMPENSATION FROM FUND

                                                             TOTAL COMPENSATION
                                                             FROM FUNDS AND FUND
                           GROWTH BALANCED INCOME SHORT-TERM   COMPLEX PAID TO
NAME OF BOARD MEMBER        FUND    FUND    FUND     FUND       BOARD MEMBERS
--------------------       ------ -------- ------ ---------- -------------------
A.L. Gallop...............  $600    $600    $600     $600          $2,400
Richard D. Lang...........     0       0       0        0               0
Harriet A. Russell........  $600    $600    $600     $600          $2,400

  Fund Officers. Information about the executive officers of the Fund, with their respective ages and terms as Fund officers indicated, is set forth below. As of February 28, 1997, the executive officers of the Fund held in aggregate directly and beneficially less than 1% of the outstanding shares of each Fund.

  Ann M. Caparros (44), Secretary and Ethics Compliance Officer since 1995; Director, Vice President and Corporate Secretary, Horace Mann Life Insurance Company and Horace Mann Service Corporation; Secretary, Horace Mann Investors, Inc.; and positions with Horace Mann Educators Corporation and its subsidiaries; prior to March 1994, was associated with John Deere Insurance Group and Affiliates serving as Vice President and General Counsel.

  Roger W. Fisher (44), Controller since 1995; Vice President and Controller, Horace Mann Life Insurance Company and Horace Mann Service Corporation; Controller, Horace Mann Investors, Inc.; and positions with Horace Mann Educators Corporation and its subsidiaries.

  William J. Kelly (50), Treasurer since 1976 and Regulatory Compliance Officer since 1995; Treasurer and Regulatory Compliance Officer, Horace Mann Investors, Inc.; Vice President, Horace Mann Life Insurance Company; Vice President-Transfer Agent, Horace Mann Service Corporation.

  The officers of each Fund are elected by the Board of the Fund on an annual basis to serve until their successors are elected and qualified.

                     CURRENT CONTRACTURAL ARRANGEMENTS

  Business Manager. Currently, Horace Mann Investors, Inc. ("Investors"), serves as the business manager of each Fund pursuant to a Business Management Agreement (the "Business Management Agreements"). Investors provides for the management of the business affairs of each Fund including, but not limited to, office space, secretarial and clerical services, bookkeeping services, wire and telephone communications services and other services of this nature necessary for the proper management of each Fund's business affairs.

  Currently, Investors charges each Fund a pro rata fee computed on the aggregate total net assets of all the Funds equal to 0.25% of the aggregate total net assets of all Funds up to $100 million and 0.20% of aggregate total net assets exceeding that amount. The management fee is accrued daily and paid monthly based upon the aggregate daily total net assets determined as of the close of business on each day during the month. For the fiscal year ended December 31, 1996, the Growth Fund paid $741,749 and the Balanced Fund paid $544,797 to Investors. Investors waived this fee for the Income and Short-Term Funds.

  The Business Management Agreements with Investors do not cover the Funds' expenses related to legal, custodial, independent accounting and auditing, transfer agent, registrars' and other agents' services; costs related to reports, notices and proxy material; compensation and expenses of independent directors; stock issuance expenses; brokers' commissions; taxes and fees payable to governmental agencies; and expenses of shareholders' and directors' meetings.

  Investment Adviser. Under the current Investment Advisory Agreements, each Fund employs Wellington Management Company, LLP ("Wellington Management") to manage the investment and reinvestment of its assets and to continuously review, supervise and administer its investment programs. The current Investment Advisory Agreements, dated November 1, 1990, were each last approved by the majority of the outstanding voting securities of each Fund on October 30, 1990 and each last approved by the Board of Directors on August 6, 1996. Wellington Management, located at 75 State Street, Boston, Massachusetts 02109, is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions and individuals. As of February 28, 1997, Wellington Management had discretionary management authority with respect to approximately $140 billion of assets. Wellington Management and its predecessor organizations have provided investment advisory services to investment companies since 1933 and to investment counseling clients since 1960.

  Currently, each Fund pays Wellington Management advisory fees at the end of each month. These fees are accrued daily and are calculated by applying a rate, based on the following annual percentage rate, to the Fund's average daily net assets for the respective month:

                                                        NET ASSETS         RATE
                                                        ----------         ----
   Growth Fund................................... On Initial $100 million 0.400%
                                                  On Next $100 million    0.300%
                                                  Over $200 million       0.250%
   Balanced Fund................................. On Initial $100 million 0.325%
                                                  On Next $100 million    0.275%
                                                  On Next $300 million    0.225%
                                                  Over $500 million       0.200%

                                                        NET ASSETS         RATE
                                                        ----------         ----
   Income Fund................................... On Initial $100 million 0.250%
                                                  On Next $100 million    0.200%
                                                  Over $200 million       0.150%
   Short-Term Fund............................... On Initial $100 million 0.125%
                                                  On Next $100 million    0.100%
                                                  Over $200 million       0.075%

  For the fiscal year ended December 31, 1996, the Growth Fund paid $1,094,197, the Income Fund paid $27,301 and the Balanced Fund paid $741,213 to Wellington Management. The Short-Term Fund's fee of $1,397 was paid to Wellington Management by Horace Mann Investors, Inc.

  The current Investment Advisory Agreements authorize Wellington Management (subject to the discretion and control of the Funds' Board of Directors) to select the brokers or dealers that will execute the purchases and sales of portfolio securities and require Wellington to use its best efforts to obtain the best available price and most favorable execution.

                     PROPOSED CONTRACTUAL ARRANGEMENTS

  As explained in Item 2 and Item 3 below, the Directors have approved the adoption of, and recommend that the shareholders of each Fund approve and adopt: (i) a new Management Agreement between the Fund and Investors in a form substantially similar to Exhibit B, (the "New Management Agreement") and (ii) a Subadvisory Agreement between Investors and Wellington Management in a form substantially similar to Exhibit C (the "Subadvisory Agreement").

  The Board of Directors has approved Investors becoming the investment manager for each of the Funds. Under the New Management Agreements, Investors will be responsible for providing a continuous investment program and for supervising the subadviser. In addition, Investors will be responsible for the administrative services that it previously performed under the Business Management Agreements. For such services, Investors will retain as compensation (after payment to Wellington Management of its subadvisory fee) the same compensation as it is currently receiving under the current Business Management Agreement. The Board of Directors also has approved Wellington Management's becoming the subadviser for each Fund, subject to the supervision of Investors. Under the Subadvisory Agreements, Wellington Management will have the same responsibilities as it had under the current Investment Advisory Agreements for the same compensation.

ITEM 2. APPROVAL OF MANAGEMENT AGREEMENT

  Under the New Management Agreements, the Funds would employ Investors to manage the investment and reinvestment of the assets of the Funds and to continuously review, supervise and administer the Funds' investment programs. Additionally, Investors would provide for the management of the business affairs of each Fund including, but not limited to, office space, secretarial and clerical services, bookkeeping services, wire and telephone communications services and other services of this nature necessary for the proper management of each Fund's business affairs. The New Management Agreement covers both the services provided under the current Investment Advisory Agreement and the current Business Management Agreement.

  Investors is a newly registered investment adviser and has not previously advised a registered investment company; however, its personnel are responsible for overseeing the investment of Horace Mann Life Insurance Company's $2.8 billion of assets. Investors is also registered with the Securities and Exchange Commission as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. Investors and Allegiance Life Insurance Company ("ALIC") are wholly-owned subsidiaries of Horace Mann Educators Corporation ("HMEC"). Horace Mann Life Insurance Company ("HMLIC"), which sponsors HMLIC's separate accounts, is a wholly owned subsidiary of ALIC. HMEC holds indirectly all of the stock of HMLIC. The registered separate accounts of HMLIC hold 82.54% of the Growth Fund's shares, 95.70% of the Balanced Fund's shares and 95.04% of the Income Fund's shares; HMLIC, together with its registered separate accounts, holds 95.78% of the Short-Term Fund's shares.

  Under each New Management Agreement, each Fund would pay Investors a fee equal to the sum of the fees payable under both the current Investment Advisory Agreement and the current Business Management Agreement for each Fund. Accordingly, under the New Management Agreement, there would be no change in the amount payable by shareholders for advisory and management services in the aggregate. Each Fund would pay Investors a two-part advisory fee at the end of each month. For part one, each Fund's advisory fee would be accrued daily and would be calculated on a pro rata basis by applying the following annual percentage rates to the aggregate of all four Funds' daily net assets for the respective month:

PART 1

                                                         NET ASSETS        RATE
                                                         ----------        ----
   All Funds...................................... On initial $100 million .250%
                                                   Over $100 million       .200%

  For part two, each Fund's advisory fee would be accrued daily and would be calculated by applying the following annual percentage rates to the average daily net assets of each Fund for the respective month:

PART 2

                                                         NET ASSETS        RATE
                                                         ----------        ----
   Growth Fund.................................... On initial $100 million .400%
                                                   On next $100 million    .300%
                                                   Over $200 million       .250%
   Balanced Fund.................................. On initial $100 million .325%
                                                   On next $100 million    .275%
                                                   On next $300 million    .225%
                                                   Over $500 million       .200%
   Income Fund.................................... On initial $100 million .250%
                                                   On next $100 million    .200%
                                                   Over $200 million       .150%
   Short-Term Fund................................ On initial $100 million .125%
                                                   On next $100 million    .100%
                                                   Over $200 million       .075%

  The New Management Agreement authorizes Investors (subject to the discretion and control of the Funds' Boards) to select the brokers or dealers that will execute the purchases and sales of portfolio securities and requires Investors to use its best efforts to obtain the best available price and most favorable execution.

  The Funds would continue to bear the expenses related to their legal, custodial, independent accounting and auditing, transfer agent, registrars' and other agents' services; costs related to reports, notices and proxy material; compensation and expenses of independent Directors; stock issuance expenses; brokers' commissions; taxes and fees payable to governmental agencies; and expenses of shareholders' and Directors' meetings.

  At its meeting on February 6, 1997, the Directors, including each of the Directors who is not an "interested person" (as defined in the Investment Company Act of 1940 (the "1940 Act")) of the Funds (the "Independent Directors"), considered the fact that under the New Management Agreement, the level of fees would be the same as the current fee structure and the parties providing services to the Funds and the nature of those services would remain the same. In addition, they considered the nature and quality of the investment services currently provided by Investors through its personnel serving on the Securities Committee of the Board of Directors. These individuals currently perform an oversight function of the advisory services provided by Wellington Management, which function would be continued under the proposed Management Agreement. The Board also considered Investors' cost in providing such services, including the current subsidization of some of the Fund's expenses; the extent to which Investors would realize economies of scale if the asset size of a Fund grew larger and the extent to which these economies would be shared with a Fund's shareholders. The Board considered the past investment performance by Wellington Management, the Fund's expense ratios, and management fees for comparable investment companies. The Directors received all information they deemed necessary to their evaluation of the terms and conditions of the current Business Management Agreement and the proposed New Management Agreement.

  Based upon the Directors' review and evaluations of these materials and their considerations of all factors deemed relevant, the Directors determined that the New Management Agreement is reasonable, fair, and in the best interests of each Fund and its shareholders. Accordingly, the Directors, including all of the Independent Directors, approved the adoption of the New Management Agreement and its submission to each Fund's shareholders for approval and adoption. If the New Management Agreement is adopted by shareholders of a Fund, it will become effective April 30, 1997 and will remain in effect through October 31, 1998, and will be thereafter subject to continuation by such Fund's Board of Directors. If the New Management Agreement is not approved by any Fund's shareholders, the current Investment Advisory Agreement between Wellington Management and each Fund and the current Business Management Agreement between Investors and each Fund will continue in effect through October 31, 1997, and thereafter will be subject to continuation by each Fund's Board of Directors.

  The New Management Agreements are required to be approved annually by each Fund's Board of Directors or by vote of a majority of such Fund's outstanding voting securities (as defined in the 1940 Act). In either case, such annual renewal must be approved by the vote of a majority of the Independent Directors, cast in person at a meeting called for the purpose of voting on such approval.

The New Management Agreement is terminable, without penalty, on 60 days' written notice by the Directors of a Fund, by vote of a majority of such Fund's outstanding voting securities, or by Investors. In addition, the New Management Agreement will terminate automatically in the event of assignment.

  Transfer Agent and Dividend Disbursing Agent. Horace Mann Service Corporation, One Horace Mann Plaza, Post Office Box 4657, Springfield, Illinois 62708-4657, acts as the transfer agent and dividend-paying agent to the Funds. The fees received and the services provided as transfer agent and dividend-disbursing agent are in addition to the fees received and services provided under the New Management Agreement.

  In addition to the foregoing services, Investors provides certain printing and mailing services for the Funds, such as printing and mailing of shareholder account statements, checks and tax forms. For all of the foregoing services in 1996, the Growth, Balanced, Income and Short-Term Investment Funds paid $14,009, $5,662, $708 and $30, respectively.

  Brokerage Allocation. The New Management Agreement and the Subadvisory Agreement authorizes Investors and Wellington Management, respectively (collectively, the "Advisers") (subject to the discretion and control of each Fund's Board of Directors), to select the brokers or dealers that will execute the purchases and sales of portfolio securities and direct the Advisers to use their best efforts to obtain the best available price and most favorable execution. Subject to policies established by the Directors of the Funds, each of the Advisers may also be authorized to effect individual securities transactions at commission rates in excess of the minimum commission rates available, if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage or research services provided, viewed in terms of either the particular transaction or the Adviser's overall responsibilities with respect to each Fund and other clients.

  In placing portfolio transactions, each of the Advisers will use its best judgment to choose the broker most capable of providing the brokerage services necessary to obtain best available price and most favorable execution. The full range and quality of brokerage services available will be considered in making these determinations. In those instances where it is reasonably determined that more than one broker can offer the brokerage services needed to obtain the best available price and most favorable execution, consideration may be given to those brokers which supply investment research and other services in addition to execution services. Such services may include factual and statistical information or other items of supplementary research assistance. Each of the Advisers considers such information useful in the performance of its obligations under the advisory agreements, but is unable to determine the amount by which such services may reduce its expenses. In addition, within the parameters of achieving best price and execution, brokerage services may be used to generate commission credits which are used to pay for pricing agent and custodial services.

  Some securities considered for investment by a Fund may also be appropriate for other funds and/or clients served by the Advisers. To assure fair treatment of each fund and all clients of the Advisers in situations in which two or more clients' accounts participate simultaneously in a buy or sell program involving the same security, such transactions will be allocated among the Funds and clients in a manner deemed equitable by the Adviser.

ITEM 3. APPROVAL OF INVESTMENT SUBADVISORY AGREEMENT

  The Boards of Directors propose that the shareholders of each Fund approve Wellington Management as the subadviser to the Funds pursuant to a subadvisory agreement with Horace Mann Investors, Inc.

  Under the Subadvisory Agreement, Wellington Management, a registered investment adviser, would serve as the investment subadviser of each Fund. Wellington Management would be responsible for managing the Fund, subject to the direction of each Fund's Board of Directors and Investors.

  Under the Subadvisory Agreement, the fee structure under which Wellington Management would be compensated is identical to the fee structure under the current Investment Advisory Agreements. THEREFORE, WELLINGTON MANAGEMENT WOULD CONTINUE TO RECEIVE THE SAME FEES AS THEY WOULD HAVE UNDER THE CURRENT INVESTMENT ADVISORY AGREEMENTS. Under the Subadvisory Agreement, Investors would pay Wellington Management a percentage rate based on the Fund's average daily net assets for the respective month. The rates are as follows:

                                                        NET ASSETS        RATE
                                                  ----------------------- -----
   Growth Fund................................... On initial $100 million 0.400%
                                                  On next $100 million    0.300%
                                                  Over $200 million       0.250%
   Balanced Fund................................. On initial $100 million 0.325%
                                                  On next $100 million    0.275%
                                                  On next $300 million    0.225%
                                                  Over $500 million       0.200%
   Income Fund................................... On initial $100 million 0.250%
                                                  On next $100 million    0.200%
                                                  Over $200 million       0.150%
   Short-Term Fund............................... On initial $100 million 0.125%
                                                  On next $100 million    0.100%
                                                  Over $200 million       0.075%

  Wellington Management is a Massachusetts limited liability partnership with principal offices at 75 State Street, Boston, Massachusetts 02109. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations and other institutions and individuals. Wellington Management's predecessor organizations have provided investment advisory services for over 60 years. As of February 28, 1997, Wellington Management had investment management authority with respect to approximately $140 billion in assets and managed 84 investment companies.

  Wellington Management is managed by its active partners. The managing partners of Wellington Management as of February 28, 1997 were Robert W. Doran, Duncan M. McFarland and John R. Ryan. Exhibit D identifies the individuals who were general partners and Senior Vice Presidents of Wellington Management as of February 28, 1997, each of whom may be reached at the principal offices of the firm.

  Wellington Management also serves as investment adviser or subadviser to registered investment company portfolios which have investment objectives similar to the Funds'. The following tables identify those portfolios, state their approximate net assets (as of December 31, 1996) and indicate whether Wellington Management has waived, reduced or otherwise agreed to reduce its compensation.

                     COMPARISON OF ADVISORY FEE SCHEDULES*

HORACE MANN GROWTH FUND

                                 NET ASSETS         ADVISORY FEE SCHEDULE
                                  12/31/96   -----------------------------------
FUND                            ($ MILLIONS)         NET ASSETS    ANNUAL % RATE
----                            ------------       --------------- -------------
Hartford Dividend & Growth
 Fund, Inc. (a) (b)...........   $   878.6   First $    50,000,000     0.325%
                                             Next      100,000,000     0.250%
                                             Next      350,000,000     0.200%
                                             Over      500,000,000     0.150%
NASL Series Growth & Income
 Trust (a) (c)................   $ 1,038.6   First $    50,000,000     0.325%
                                             Next      150,000,000     0.275%
                                             Next      300,000,000     0.225%
                                             Over      500,000,000     0.150%
First Investors Growth &
 Income Fund (d)..............   $   134.4   First $    50,000,000     0.325%
                                             Next      150,000,000     0.275%
                                             Next      300,000,000     0.225%
                                             Over      500,000,000     0.200%

HORACE MANN BALANCED FUND

                                 NET ASSETS         ADVISORY FEE SCHEDULE
                                  12/31/96   -----------------------------------
FUND                            ($ MILLIONS)         NET ASSETS    ANNUAL % RATE
----                            ------------       --------------- -------------
Hartford Advisers Fund, Inc.
 (a) (b)......................   $ 5,856.2   First $    50,000,000     0.325%
                                             Next      100,000,000     0.250%
                                             Next      350,000,000     0.200%
                                             Over      500,000,000     0.150%
Vanguard/Wellington Fund, Inc.
 (g) (h)......................   $16,189.8   First $ 1,000,000,000     0.100%
                                             Next    2,000,000,000     0.050%
                                             Next    7,000,000,000     0.040%
                                             Over   10,000,000,000     0.030%
Mentor Income & Growth
 Portfolio....................   $   103.6   First $    50,000,000     0.325%
                                             Next      150,000,000     0.275%
                                             Next      300,000,000     0.225%
                                             Over      500,000,000     0.200%

HORACE MANN INCOME FUND

                                   NET ASSETS       ADVISORY FEE SCHEDULE
                                    12/31/96   --------------------------------
FUND                              ($ MILLIONS)        NET ASSETS  ANNUAL % RATE
----                              ------------       ------------ -------------
Anchor Series Trust Fixed Income
 Portfolio (a) (e)...............    $ 22.8    First $ 50,000,000     0.225%
                                               Next    50,000,000     0.125%
                                               Over   100,000,000     0.100%
NASL Series Investment Quality
 Bond
 Trust (a) (c)...................    $152.7    First $200,000,000     0.225%
                                               Next   300,000,000     0.150%
                                               Over   500,000,000     0.100%

HORACE MANN SHORT-TERM FUND

                                   NET ASSETS       ADVISORY FEE SCHEDULE
                                    12/31/96   --------------------------------
FUND                              ($ MILLIONS)        NET ASSETS  ANNUAL % RATE
----                              ------------       ------------ -------------
Anchor Series Trust Money Market
 Portfolio (a) (e)...............    $74.0     First $500,000,000     0.075%
                                                Over  500,000,000     0.020%
Prudential Target US Government
 Money Market Portfolio (f)......    $23.3             All assets     0.125%

--------
*  Source: Wellington Management Company, LLP
(a) Variable annuity.
(b) A fund in the Hartford group of funds. Wellington Management has investment management authority over $14.3 billion of Hartford fund assets.
(c) A fund in the North American Security Life group of funds. Wellington Management has investment management authority over $1.3 billion of North American Security Life affiliated fund assets.
(d) A fund in the First Investors group of funds. Wellington Management has investment management authority over $507 million of First Investors fund assets.
(e) A fund in the SunAmerica family of funds. Wellington Management has investment management authority over $2.0 billion of SunAmerica fund assets.
(f) A fund in the Prudential Target family of funds. Wellington Management has investment management authority over $727 million of Prudential fund assets.
(g) A fund in the Vanguard family of funds. Wellington Management has investment management authority over $61.5 billion of Vanguard fund assets.
(h)  Plus or minus incentive fee.

  At its meeting on February 6, 1997, the Directors, including each of the Directors who is not an "interested person" (as defined in the 1940 Act) of the Funds or Investors (the "Independent Directors"), considered the fact that under the Subadvisory Agreement the fee paid to Wellington Management would be the same as the fees currently paid and that the nature of the services provided by Wellington Management would be the same. They also considered (i) information regarding the nature and quality of the services provided by Wellington Management, including the compliance by Wellington Management with investment policies and regulatory requirements and the below-average trading costs achieved by Wellington Management; and (ii) the investment performance, expense ratios, and management fees for comparable investment companies. The Board also considered the fact that the subadvisory fees were equivalent to the most favorable rates that Wellington Management provided to similarly situated clients. The Directors received all information they deemed necessary to their evaluation of the terms and conditions of the Subadvisory Agreement. Based upon the Directors' review and evaluations of these materials and their consideration of all factors deemed relevant, the Directors determined that the Subadvisory Agreement is reasonable, fair, and in the best interests of each Fund and its shareholders. Accordingly, the Directors, including all of the Independent Directors, approved the Subadvisory Agreement and its submission to each Fund's shareholders for approval and adoption. If the Subadvisory Agreement is not approved and adopted by a Fund's shareholders, the current Investment Advisory Agreement between Wellington Management and each Fund and the current Business Management Agreement between Investors and each Fund will continue in effect through October 31, 1997, and thereafter will be subject to continuation by each Fund's Directors.

  Additional Information Concerning the Subadvisory Agreement and Subadvisor. The Subadvisory Agreement is required to be approved annually by each Fund's Board of Directors or by vote of a majority of each Fund's outstanding voting securities (as defined in the 1940 Act). In either case, such annual renewal must be approved by the vote of a majority of each Fund's Directors who are Independent Directors, cast in person at a meeting called for the purpose of voting on such approval. On February 6, 1997, the Board of Directors of each Fund, including all Independent Directors, voted unanimously to initially approve the Subadvisory Agreement for each Fund, commencing April 30, 1997, subject to approval of each Fund's shareholders. The Subadvisory Agreement may be terminated at any time, without payment of any penalty, by a vote of the Directors of a Fund or by a vote of a majority of the outstanding voting securities of a Fund on 60 days' written notice to Wellington Management. The Subadvisory Agreement may be terminated by Wellington Management upon 60 days' notice for any reason. The Subadvisory Agreement will terminate automatically in the event of assignment.

  Under the terms of the Subadvisory Agreement, Wellington Management furnishes investment advisory and portfolio management services to the Fund with respect to its investments. Wellington Management is responsible for decisions to buy and sell the Fund's investments and all other transactions related to investment therein and the negotiation of brokerage commissions, if any. During the term of the Subadvisory Agreement, Wellington Management will bear all expenses incurred by it in connection with its services under such agreement.

ITEM 4. APPROVAL OF AGREEMENT AND PLAN OF REORGANIZATION

  The Board of each Fund unanimously approved an Agreement and Plan of Reorganization (the "Reorganization Agreement") for each Fund in the form attached hereto as Exhibit A. The Reorganization Agreement provides for the reorganization (the "Reorganization") of each Fund into a new series of Horace Mann Mutual Funds.

  The purpose of the Reorganization is to assimilate each Fund into a single mutual fund in order to eliminate differing forms of charter documents and to eliminate duplicative regulatory filings. This type of reorganization may be referred to as a "change in domicile reorganization." The Board of each Fund believes that such changes will help to promote operational efficiencies and allow for the future addition of other portfolios in the most efficient manner, which should benefit the Funds. The Board considered all material issues associated with the Reorganization and determined that the Reorganization is in the best interest of shareholders. The table below shows the structure of the Funds before and after the Reorganization:

BEFORE                                        AFTER
------                                        -----
                                              Horace Mann Mutual Funds
Horace Mann Growth Fund, Inc.                  Growth Fund
Horace Mann Balanced Fund, Inc.                Balanced Fund
Horace Mann Income Fund, Inc.                  Income Fund
Horace Mann Short-Term Investment Fund, Inc.   Short-Term Investment Fund

  Each Reorganization contemplates that (i) the Fund will transfer all its assets to a series ("New Fund") of Horace Mann Mutual Funds, a Delaware business trust (the "Trust"), in exchange for shares of the same class of the New Fund and the assumption by the New Fund of all of the liabilities of the Fund; (ii) the Fund will distribute to each shareholder of the Fund a number of New Fund shares of the same class (including any fractional shares) equal in value and number to such shareholder's Fund shares in exchange for such Fund shares; and (iii) the Fund will liquidate and dissolve and all outstanding shares of the Fund will be cancelled.

  If shareholders of a Fund do not approve the Reorganization, the Fund will continue in business in its current corporate form.

  Procedures for Reorganization. In connection with the Reorganization, after the close of business on the date of effectiveness of the Reorganization (the "Effective Date"), but prior to its completion, one share of a New Fund will be issued to the corresponding Fund. The Fund, as the sole shareholder of the New Fund, will then take the following actions:

    (1) approve a proposed Management Agreement and Subadvisory Agreement on behalf of the respective New Fund on substantially the same terms as the New Management and Subadvisory Agreements described in Items 2 and 3 above;

    (2) ratify the selection of KPMG Peat Marwick LLP as auditors for the New Fund; and

    (3) ratify the election as board members of the Trust the same persons who are nominated as Board Members in Item 1.

  Thereafter, on the Effective Date, each Fund will transfer all its assets to each corresponding New Fund in exchange for shares of each New Fund and the assumption by each corresponding New Fund of all the liabilities of the Fund; the Fund will distribute to each of its shareholders, in exchange for Fund shares held by such shareholder, New Fund shares in a number equal to the number of shares (including any fractional share) of the Fund then owned by such shareholder and having the same net asset value per share as the net asset value per share of the Fund on the Effective Date; the shares of the Fund owned by the shareholder will be cancelled; and the Fund will then dissolve. A shareholder of the Fund will therefore acquire the same pro rata interest in the New Fund as of the Effective Date of the Reorganization as the shareholder had in the Fund immediately prior to the Reorganization. The New Fund will then operate in the same manner and with the same investment objectives and policies as the Fund, giving effect to the results of the shareholder votes on the other items included in this proxy, including any change of fundamental investment policies.

  Confirmations of the shares of the New Fund received in the Reorganization in exchange for shares of the Fund will not be issued to shareholders because the number and value of shares held by a shareholder will not be changed by the Reorganization. It will not be necessary for a shareholder holding certificates of a Fund to exchange those certificates for new certificates representing shares of the New Fund following consummation of the Reorganization. Certificates for shares of a Fund issued prior to the Reorganization will represent shares of the New Fund after the Reorganization.

  If approved by shareholders of the Fund, it is expected that the Reorganization will be made effective on April 30, 1997, but it may be effective at a different time.

  Certain Comparative Information about the Trust and the Funds. As a Delaware business trust, the Trust's operations are governed by the Declaration of Trust, Bylaws (collectively, the "Trust's governing documents") and applicable Delaware law. As Maryland corporations, the Funds' operations are governed by each individual Fund's Articles of Incorporation, Bylaws (collectively, the "Funds' governing documents") and applicable Maryland law. If the Reorganization is approved, the operations of the Trust will continue to be subject to the provisions of the 1940 Act and the rules and regulations of the Securities and Exchange Commission thereunder and applicable state securities laws. Set forth below is a discussion of the major differences between the Trust and the Funds.

    Shareholder Meetings. The Trust's governing documents provide that shareholder meetings (i) may be called at any time by a majority of the Board Members and (ii) must be called by any Board Member upon the written request of shareholders holding, in the aggregate, not less than 10% of the shares (or series or class thereof). By comparison, the Funds' governing documents provide that shareholder meetings (i) may be called at any time by the Chairman of the Board, (ii) under most circumstances, must be called upon the written request of shareholders entitled to cast at least 25% of all the votes entitled to be cast at the meeting and (iii) if the purpose of the meeting is to vote on the removal of a Board Member from office, must be called upon the written request of shareholders entitled to cast at least 10% of all the votes entitled to be cast at the meeting.

    Quorum. The Trust's governing documents provide that, for most purposes, one-third of the outstanding shares constitutes a quorum for shareholder meetings. By comparison, the Funds' governing documents provide that a majority of shares entitled to vote constitutes a quorum for shareholder meetings.

    Election of Board Members. The Trust's governing documents provide that Board Members are elected by (i) a plurality of shares entitled to vote at any shareholder meeting or (ii) to the extent permitted by the 1940 Act, a majority of the Board Members continuing in office acting by written instrument or instruments. By comparison, the Funds' governing documents provide that Board Members are elected by vote of a majority of the shares present at any shareholder meeting in person or by proxy and entitled to vote for the election of Board Members.

    Removal of Board Members. The Trust's governing documents provide that Board Members may be removed (i) by the shareholders with or without cause by the affirmative vote of two-thirds of the shareholders at any shareholder meeting or (ii) by the Board Members (a) with cause by the action of two-thirds of the remaining Board Members or (b) without cause by the action of eighty percent of the remaining Board Members. By comparison, the Funds' governing documents provide that the shareholders may remove any Board Member or members from office with or without cause by the affirmative vote of the holders of a majority of the shares entitled to cast votes on the matter at any shareholder meeting.

    Amendment of Governing Documents. The Trust's Declaration of Trust provides that it may be amended (i) by an instrument in writing signed by a majority of the Board Members or (ii) by an officer of the Trust pursuant to the vote of a majority of such Board Members. However, if the proposed amendment would change any rights with respect to any interest in the Trust
  (i) by reducing the amount payable thereon upon liquidation of the Trust,
  (ii) by repealing the limitations on personal liability of any shareholder or Board Member or (iii) by diminishing or eliminating any voting rights pertaining thereto, then such amendment requires the vote of the lesser of either 67% or more of the shares present or represented at any shareholders' meeting (provided that the holders of more than 50% of the shares are present or represented by proxy) or more than 50% of the shares. The Trust's Bylaws provide that they may be amended (i) by a majority of the Board Members then in office at any Board meeting or (ii) by one or more writings signed by such majority. By comparison, the Funds' Articles of Incorporation provide that they may be amended by the shareholders by the affirmative vote of a majority of the aggregate number of the votes entitled to be cast on the matter at any shareholder meeting. The Funds' Bylaws provide that they may be amended (i) by the Board or (ii) by the shareholders by the affirmative vote of the holders of a majority of the outstanding shares at any shareholder meeting. In addition, the Funds' Bylaws provide that the shareholders have the power to modify or rescind a Board-initiated amendment by the affirmative vote of the holders of a majority of the outstanding shares at any shareholder meeting.

    Dissolution. The Trust's governing documents provide that the Trust may be terminated (i) by the affirmative vote of not less than two-thirds of the shareholders, (ii) by an instrument in writing, without a meeting, signed by a majority of the Board Members and consented to by not less than two-thirds of the shareholders or (iii) by the Board Members by written notice to shareholders. By contrast, the Funds' governing documents and Maryland law provide that the Funds may be terminated by the shareholders by the affirmative vote of a majority of the shares entitled to vote on the matter at any shareholder meeting.

  Federal Income Tax Consequences. Each Fund has received an opinion of Vedder, Price, Kaufman & Kammholz that under the Internal Revenue Code of 1986, as amended, the Reorganization of the Fund into the New Fund pursuant to the Reorganization Agreement will not result in the recognition of gain or loss for federal income tax purposes to the Fund or the New Fund. Shareholders of the Fund will not recognize any gain or loss for federal income tax purposes on the exchange of Fund Shares for New Fund Shares pursuant to the Reorganization. A shareholder's adjusted basis for federal income tax purposes in shares of the New Fund after the Reorganization will be the same as his or her adjusted basis for tax purposes in the shares of the Fund immediately before the Reorganization. The holding period of the shares of the New Fund received by the shareholders of the Fund will include the holding period of shares of the Fund exchanged therefor, provided that at the time of the exchange the shares of the Fund were held as capital assets.

  THE FOREGOING IS INTENDED TO BE ONLY A SUMMARY OF THE PRINCIPAL FEDERAL INCOME TAX CONSEQUENCES OF THE REORGANIZATION AND SHOULD NOT BE CONSIDERED TAX ADVICE. THERE CAN BE NO ASSURANCES THAT THE

INTERNAL REVENUE SERVICE WILL CONCUR ON ALL OR ANY OF THE ISSUES DISCUSSED ABOVE. SHAREHOLDERS ARE URGED TO CONSULT THEIR OWN TAX ADVISORS REGARDING THE FEDERAL, STATE, AND LOCAL TAX CONSEQUENCES OF THE FOREGOING AND ANY OTHER CONSIDERATIONS THAT MAY BE APPLICABLE TO THEM.

  Approval of the Reorganization for each Fund requires approval by the affirmative vote of a majority of the aggregate number of the votes entitled to be cast on the matter.

  Each Reorganization is contingent upon the shareholders of the applicable Fund electing those persons who are nominated as Board Members in Item 1, approving the New Management Agreement in Item 2 and approving the Subadvisory Agreement in Item 3.

                ADOPTION OF CERTAIN INVESTMENT LIMITATIONS

  This section discusses the following items that require shareholder approval: (i) a proposed change to the Balanced and Income Funds' fundamental investment policy related to these Funds' ability to invest in restricted and illiquid securities (Item 5) and (ii) a proposed change to the Income Fund's investment objective (Item 6). If approved by shareholders, these proposed changes will become effective on or about May 1, 1997. If one or both of these proposed changes are not approved by shareholders, the Balanced and Income Funds' fundamental investment policy and/or the Income Fund's current investment objective will remain in effect.

  Item 5 pertains to a proposed change in the Balanced and Income Funds' fundamental investment policy regarding each Fund's ability to invest in restricted and illiquid securities. The primary purpose of the proposed change is to allow each Fund to invest in securities that are eligible for resale under Rule 144A of the Securities Act of 1933 and, to a limited extent, in illiquid securities. Item 6 pertains to a proposed change in the Income Fund's investment objective. The purpose of the proposed objective is to allow the Fund to pursue a long-term total rate of return in excess of the U.S. bond market over a full market cycle, which is usually considered to be ten years.

  In connection with the proposed change in the Income Fund's investment objective, the Fund's Board of Directors has adopted or modified certain of the Income Fund's non-fundamental investment policies. The 1940 Act permits the Board to make such changes without shareholder approval, and the Board did so by written consent on March 10, 1997. Provided that the Income Fund's shareholders approve the proposed change to the Income Fund's investment objective, the Fund's new non-fundamental investment policies will become effective on or about May 1, 1997. The Board implemented these changes to take advantage of current market conditions and to broaden the Fund's permissible types of investments and investment techniques. The new non-fundamental investment policies adopted by the Income Fund's Board of Directors are as follows:

  1. The Fund added a policy that permits it to invest up to 15% of its total assets in non-U.S. dollar-denominated debt obligations of foreign issuers that are rated in the highest ratings category provided such securities are fully hedged back into U.S. dollars;

  2. The Fund increased the percentage of total assets that it may invest in U.S. dollar-denominated debt obligations of foreign issuers that are rated in the three highest ratings categories from 10% to 15% of total assets;

  3. The Fund decreased from 80% to 75% of total assets the percentage of assets required to be invested in investment grade debt securities;

  4. The Fund increased from 20% of total assets to 25% of total assets the percentage of assets permitted to be invested in preferred stocks and other non-debt securities, including convertible securities and warrants to purchase equity securities;

  5. As part of the 25% of the Income Fund's total assets that it may invest in non-debt securities pursuant to number 4 above, the Fund may invest in U.S. dollar-denominated non-investment grade debt obligations of U.S. and non-U.S. issuers;

  6. The Fund may enter into forward foreign currency exchange contracts, foreign currency futures contracts and forward currency options each to the extent of 15% of its total assets for hedging purposes; and

  7. The Fund changed its temporary defensive position policy by increasing from 20% of total assets to 25% of total assets the Fund's ability to invest in short-term obligations and equity securities.

  The Balanced Fund invests between 25% and 50% of its total assets in fixed income securities in which the Income Fund is permitted to invest. On March 10, 1997, the Fund's Board approved, by written consent, corresponding changes to the non-fundamental policies for the Balanced Fund. Therefore, the changes in investments for the Income Fund described above will apply to the portion of the Balanced Fund that is invested in fixed income securities effective on or about May 1, 1997, provided that the Income Fund's shareholders approve the proposed change in investment objectives.

ITEM 5. PROPOSED CHANGE IN FUNDAMENTAL INVESTMENT POLICY (BALANCED FUND AND INCOME FUND ONLY)

  The Board of Directors has proposed that the Balanced Fund's and Income Fund's fundamental investment policy regarding investment in illiquid and restricted securities be amended. The primary purpose of this proposal is to allow each Fund to invest in illiquid and restricted securities to a limited extent. Restricted securities are unregistered securities issued under an exemption from the Securities Act. Restricted securities generally cannot be resold without registration and, subject to certain exceptions, they are considered to be illiquid. However, in certain cases, the SEC has allowed restricted securities that may be resold to institutional investors under Rule 144A of the Securities Act (a "Rule 144A security") to be deemed liquid under guidelines adopted by a fund's board of directors. In determining whether a Rule 144A security is liquid, the following factors may be considered: (i) the frequency of trades or quotes for the security; (ii) the number of dealers willing to purchase or sell the security and the number of potential buyers;
(iii) the willingness of dealers to undertake to make a market in the security;
(iv) the nature of the security and the nature of the marketplace trades, such as the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer; and (v) the likelihood that the security's marketability will be maintained throughout the anticipated holding period. As a matter of operating policy, each Fund will purchase only Rule 144A securities that carry registration rights, will invest only in Rule 144A securities that are deemed to be liquid and will limit its investment in Rule 144A securities to 20% of each Fund's net assets. Each Fund's current fundamental investment policy on purchasing restricted securities is as follows:

    The Fund may not "underwrite the securities of other issuers, purchase securities subject to restrictions on disposition under the Securities Act of 1933 (so called "restricted securities") or purchase securities not freely marketable."

  Under the proposal, the fundamental limitation on restricted securities for each Fund would be replaced with the following fundamental policy:

    "Each Fund may not underwrite the securities of other issuers, invest more than 10% of its net assets in illiquid securities or invest in securities subject to restriction on disposition under the Securities Act of 1933, except for securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933."

  Under the proposal, the Balanced Fund and Income Fund would each be able to invest up to 10% of its total net assets in illiquid securities. An illiquid investment is a security or other position that cannot be disposed of quickly in the normal course of business without adversely affecting its price. The lack of a liquid secondary market may have an adverse impact on the market price of the security. As a result, a Fund's net asset value and ability to dispose of particular securities, when necessary to meet a Fund's liquidity needs or in response to a specific economic event, may be impacted. The lack of a liquid secondary market may also make it more difficult for a Fund to obtain accurate market quotations for purposes of valuing a Fund's portfolio.

  In addition, the Balanced Fund and Income Fund would be able to purchase securities which are not registered under the Securities Act but which can be sold to "qualified institutional buyers" in accordance with Rule 144A under the Securities Act. Any such security will not be considered illiquid so long as it is determined by the Subadviser that an adequate trading market exists for that security. This investment practice could have the effect of increasing the level of illiquidity in a Fund during any period that qualified institutional buyers become uninterested in purchasing these restricted securities.

ITEM 6. PROPOSED CHANGE IN INVESTMENT OBJECTIVE (INCOME FUND ONLY)

  The Directors unanimously recommend that the shareholders of the Income Fund vote to replace the Fund's current investment objectives as noted below.

  The Fund's current investment objectives state:

  "The primary investment objective of the Income Fund is to maximize current income consistent with prudent investment risk. A secondary objective is preservation of capital."

  The Fund's proposed investment objective states:

  "The investment objective of the Income Fund is to achieve a long-term total rate of return in excess of the U.S. bond market over a full market cycle."

  The purpose of the proposed objective is to provide for a more aggressive investment management style that is designed to achieve a long-term total rate of return in excess of the U.S. bond market over a full market cycle, which is usually considered to be 10 years. For this purpose, the Fund will use the Lehman Brothers Aggregate Bond Index to represent the U.S. bond market. The Lehman Brothers Aggregate Index (the "Index") covers the U.S. investment grade fixed rate bond market, including government and corporate securities, agency mortgage pass-through securities, and asset-backed securities. The Index includes only investment grade instruments, while the Income Fund may invest up to 25% of its assets in non-investment grade instruments. The proposed investment objective focuses on the pursuit of total return over the long term instead of the pursuit of current income and preservation of capital. The Fund's current investment objectives suggest that a relatively low level of risk will be taken in pursuit of current income, while the proposed investment objective compares the Fund's overall performance to a different objective measure of return with a higher degree of risk.

  If shareholders approve the proposed investment objective, the Income Fund would invest in a broader range of debt instruments. In order to pursue its investment objective, the Fund would invest in high yield (high risk) securities; however, the Fund would be required to maintain an average portfolio quality of A (the third highest rating category) or better and, as an investment policy, at least 75% of the Fund's total assets would be invested in investment grade debt (the four highest rating categories) under normal market conditions. High yield securities, also referred to as "junk bonds," are those securities that are rated lower than investment grade and unrated securities of comparable quality. Although these securities generally offer higher yields than investment grade securities with similar maturities, lower quality securities involve greater risks, including the possibility of default or bankruptcy. In general, they are regarded to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. As with any other asset in the Fund's portfolio, any reduction in the value of such securities would be reflected in the net asset value of the Fund. The Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal and interest on its holdings. As a result of the associated risks, successful investment in high yield securities will be more dependent on the subadviser's credit analysis than generally would be the case with investment in investment grade securities. Lower quality securities tend to be less liquid than higher quality debt securities because the market for them is not as broad or active. The lack of a liquid secondary market may have an adverse effect on market price and the Fund's ability to sell particular securities.

  In addition, in pursuit of its investment objective the Fund would invest
(i) a greater percentage of its total assets in U.S. dollar-denominated debt obligations of foreign issuers rated A or higher (the three highest rating categories), (ii) up to 25% of its total assets in U.S. dollar-denominated debt obligations of foreign issuers rated below investment grade and (iii) up to 15% of its total assets in non-U.S. dollar denominated debt obligations of foreign issuers that are rated AAA (the highest rating category) that are fully hedged back into U.S. dollars. Global investing involves economic and political considerations not typically found in U.S. markets. These considerations, which may favorably or unfavorably affect the Fund's performance, include non-negotiable brokerage commissions, different accounting standards, lower trading volume and greater market volatility, the difficulty of enforcing obligations in other countries, less securities regulation, different tax provisions, war, expropriation, political and social instability, and diplomatic developments. For non-U.S. dollar denominated obligations, the risks also include changes in exchange rates and exchange rate controls and the costs incurred in conversion between currencies. All these considerations generally are more of a concern in developing countries. The subadviser seeks to mitigate the risks associated with these considerations through diversification and active professional management. In conjunction with its investments in foreign obligations, the Fund may enter into forward foreign currency exchange contracts, foreign currency futures contracts and foreign currency options each up to 15% of its total assets for hedging purposes. Unanticipated changes in currency prices may result in poorer overall performance for a Fund than if it had not engaged in these transactions.

  While the Fund currently invests at least 80% of its total assets in intermediate term fixed income securities with effective maturities of two to ten years, in pursuit of the proposed investment objective the Fund generally would maintain a portfolio duration of +/- 25% of the Index's duration and there would be no maximum maturity limits on individual portfolio securities.

MISCELLANEOUS

  General. The cost of preparing, printing and mailing the enclosed proxy, accompanying notice and proxy statement and all other costs in connection with solicitation of proxies will be paid by Horace Mann Life Insurance Company, including any additional solicitation made by letter, telephone or telegraph. In addition to solicitation by mail, certain officers and representatives of the Funds and officers and employees of Investors and its affiliates who will receive no extra compensation for their services, may solicit proxies by telephone, telegram or personally. Failure of a quorum to be present at the Meeting for a Fund will necessitate adjournment for that Fund and may subject that Fund to additional expense. A copy of the Fund's annual report is available without charge upon request by writing to such Fund, One Horace Mann Plaza, Springfield, Illinois 62715-0001 or by calling 1-800-999-1030.

  Proposals of Shareholders. The Funds are not required to hold annual shareholder meetings. However, each Fund will hold special meetings as required or deemed desirable. Because the Funds do not hold regular shareholder meetings, the anticipated date of the next annual shareholder meeting cannot be provided. Any shareholder proposal that may properly be included in the proxy solicitation material for a special shareholder meeting must be received by the applicable Fund within a reasonable time before the solicitation is made, which generally will be construed to mean no later than four months prior to the date that the proxy solicitation material is mailed to shareholders.

  Other Matters to Come Before the Meeting. The Boards are not aware of any matters that will be presented for action at the Meeting other than those set forth herein. Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares with respect to any such other matters in accordance with their best judgment in the interest of the Fund.

   Voting, Quorum. Shareholders may vote only on matters that concern the Fund or Funds in which they hold shares. The record holders of outstanding shares of each Fund are entitled to one vote per share (and a fractional vote per fractional share) on all matters presented before the Meeting. Each valid proxy will be voted in accordance with the instructions on the proxy and as the persons named in the proxy determine on such other business as may come before the Meeting. If no instructions are given, the proxy will be voted for the election as Board Members of the persons who have been nominated for such Fund and as recommended by the Board on each other item. Interests of shareholders for which no proxy card/voting instructions are received will be voted in proportion to the instructions that are timely received. Shareholders who execute proxies may revoke them at any time before they are voted, either by writing to the Fund or in person at the time of the Meeting. If not so revoked, the shares represented by the proxy will be voted at the Meeting and any adjournments thereof. Attendance by a shareholder at the Meeting does not in itself revoke a proxy. Proxies given by telephone or electronically transmitted instruments may be counted if obtained pursuant to procedures designed to verify that such instructions have been authorized. Item 1, election of Board Members for a Fund, requires the vote of the holders of a majority of the shares of each Fund present in person or by proxy and entitled to vote on the election of directors. Items 2, 3,

5 and 6, approval of the New Management Agreement and Subadvisory Agreement and approval of the investment objective and investment policy each require the affirmative vote of "a majority of the outstanding voting securities" of a Fund as defined in the 1940 Act, which means the affirmative vote of the lesser of
(1) 67% of the voting securities of a Fund present at the meeting if more than 50% of the outstanding shares of a Fund are present in person or by proxy or
(2) more than 50% of the outstanding shares of a Fund. Item 4, approval of the Agreement and Plan of Reorganization, requires the affirmative vote of a majority of the aggregate number of the votes entitled to be cast on the matter.

  At least 50% of the shares of a Fund must be present, in person or by proxy, in order to constitute a quorum for that Fund. Thus, the meeting for a particular Fund could not take place on its scheduled date if less than 50% of the shares of that Fund were represented. In the event that a quorum is present at the Meeting but sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will be approved if the votes cast in favor of such adjournment exceed the votes cast opposing such adjournment. It is anticipated that the persons named as proxies would vote in favor of such adjournment. In tallying shareholder votes, abstentions and broker non-votes (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) will be counted for determining whether a quorum is present for purposes of convening the Meeting and will be considered present at the Meeting. On Item 1, abstentions and broker non-votes will have no effect on any matter voted on at the Meeting. On Items 2, 3, 4, 5 and 6, abstentions and broker non-votes will have the effect of a vote against the proposal.


  THE BOARD OF EACH FUND RECOMMENDS AN AFFIRMATIVE VOTE ON ALL ITEMS APPLICABLE TO THAT FUND.

  Please complete, sign and return the enclosed proxy promptly. No postage is required if mailed in the United States.

                                               By order of the Boards,
                                               Ann M. Caparros
                                               Secretary

                                                                       EXHIBIT A

                      AGREEMENT AND PLAN OF REORGANIZATION

  Horace Mann Growth Fund, Inc.; Horace Mann Income Fund, Inc.; Horace Mann Balanced Fund, Inc.; Horace Mann Short-Term Investment Fund, Inc., each a Maryland corporation (each referred to herein as a "Company"), and Horace Mann Mutual Funds (the "Trust"), a Delaware business trust, on behalf of its series of shares designated as the Growth Fund, the Income Fund, the Balanced Fund and the Short-Term Investment Fund (each a "New Fund"), agree upon the following plan of reorganization (the "Plan") with regard to each Company:

  1. Prior to the closing provided for in section 4 below, the Company and the Trust will execute and file articles of transfer with respect to the transactions contemplated hereby with the Department of Assessments and Taxation of the State of Maryland. The Company shall transfer to the corresponding New Fund all of the assets of the Company (including the share of the New Fund owned by the Company, which shall immediately thereafter be cancelled), in exchange for which the New Fund shall simultaneously assume all of the liabilities of the Company, and shall issue to the Company a number of New Fund shares equal in number and net asset value to the number and net asset value of shares (including fractional shares) of the Company then outstanding. The Company then will distribute to each registered shareholder of the Company shares of the New Fund in a number and net asset value equal to the number and net asset value of shares (including any fractional share) of the Company then owned by the shareholder, in liquidation of the Company and in exchange for and cancellation of the shareholder's shares of the Company.

  2. The distribution to the shareholders of the Company shall be accomplished by establishing an account on the share records of the New Fund in the name of each registered shareholder of the Company, and crediting that account with a number of shares of the New Fund equal to the number of shares (including any fractional share) of the Company owned of record by the shareholder at the time of the distribution. Outstanding certificates representing shares of the Company shall thereafter represent an equal number of shares of the same class of the New Fund.

  3. Promptly thereafter, the Company shall be liquidated and dissolved pursuant to the Maryland General Corporation Law.

  4. The transaction in section 1 above shall occur at the close of business on April 30, 1997, at the offices of the Trust, or at such other date, time or place as may be agreed upon by the parties (the "Closing").

  5. The obligations of each Company and the Trust to effect the transactions contemplated hereunder shall be subject to the satisfaction of each of the following conditions:

    a. All necessary filings shall have been made with the Securities and Exchange Commission and state securities commissions and no order or directive shall have been received that any other or further action is required to permit the parties to carry out the transactions contemplated by this Plan.

    b. The Company and the Trust shall have received an opinion from its legal counsel substantially to the effect that for federal income tax purposes: (i) no gain or loss will be recognized by the Company upon the transfer of its assets and liabilities to the corresponding New Fund or upon the distribution to its shareholders of shares of the New Fund received as a result of such transfer; (ii) the tax basis of the assets of the Company in the hands of the corresponding New Fund will be the same as the tax basis of such assets in the hands of the Company immediately prior to the transfer; (iii) the holding period of the assets of the Company transferred to the corresponding New Fund will include the period during which such assets were held by the Company; (iv) no gain or loss will be recognized by the New Fund upon the receipt of the assets of the Company in exchange for shares of the New Fund and the assumption by the New Fund of the liabilities and obligations of the Company; (v) no gain or loss will be recognized by the shareholders of the Company upon receipt of the shares of the New Fund; (vi) the basis of the shares of the New Fund received by the shareholders of the Company will be the same as the basis of the shares of the Company exchanged therefor; and (vii) the holding period of shares of the New Fund received by the shareholders of the Company will include the holding period of the shares of the Company exchanged therefor, provided that at the time of the exchange the shares of the Company were held as capital assets; and as to such other matters as it may reasonably request.

    c. This Plan and the reorganization contemplated hereby shall have been adopted and approved by the affirmative vote of the holders of the requisite number of the outstanding shares of the Company entitled to vote thereon as required by law at the time such vote is taken.

    d. The Trustees of the Trust shall have authorized, and the New Fund shall have issued, one share of the New Fund to the corresponding Company in consideration of the payment equal to the net asset value of one share of the Company on the day of the Closing for the purpose of enabling the Company to approve as sole shareholder of the New Fund the investment management between the Trust and Horace Mann Investors, Inc. and a subadvisory agreement between Horace Mann Investors, Inc. and Wellington Management Company, LLP, for the New Fund; such approval shall have taken place and the New Fund shall have become subject to said in accordance with the terms thereof.

  At any time prior to the Closing, any of the foregoing conditions may be waived by the Company and the Trust if such a waiver will not have a material adverse effect on the interests of the shareholders of the Company or the Trust, as the case may be.

  6. This Plan may be amended at any time, and may be terminated at any time before the completion of the transaction in section 1, regardless of whether or not this Plan has been approved by the shareholders of the Company, by agreement of the Company and the Trust, provided that no amendment shall have a material adverse effect upon the interests of shareholders of the Company. In any case, this Plan may be terminated by either the Company or the Trust, if the transaction in section 1 has not occurred by the close of business on December 31, 1997.

  7. A copy of the Trust's Certificate of Trust is on file with the Secretary of the State of Delaware, and notice is hereby given that this instrument is executed on behalf of the Trustees of the Trust as the Trustees of the Trust and not individually and that the obligations under this instrument are not binding upon any of the Trustees, officers or shareholders of the Trust individually, but binding only upon the assets and property of the New Fund.

  8. At any time after the completion of the transaction in section 1, the Company acting through its officers, or if then dissolved through its last officers, shall execute and deliver to the New Trust, such additional instruments of transfer or other written assurances as the Trust may reasonably request in order to vest in the Trust, acting for the New Fund, title to the assets transferred by the Company under this Plan.

  9. This Plan shall be construed in accordance with applicable federal law and the laws of the State of Illinois, except as to the provisions of section 7 hereof, which shall be construed in accordance with the laws of the State of Delaware.

  10. The distribution of shares of the New Fund to the Company's shareholders and the cancellation of the Company's shares will be effected pursuant to an amendment to the articles of incorporation of the Company in accordance with the Maryland General Corporation Law.

Dated February 6, 1997

                                             Horace Mann Growth Fund, Inc.
                                             Horace Mann Income Fund, Inc.
                                             Horace Mann Balanced Fund, Inc.
                                             Horace Mann Short-Term Investment
                                              Fund, Inc.

                                                    /s/ George J. Zock
                                             By: ______________________________

                                                         President

                                             Horace Mann Mutual Funds

                                                    /s/ George J. Zock
                                             By: ______________________________

                                                         President

                                                                      EXHIBIT B

                         FORM OF MANAGEMENT AGREEMENT

  This Management Agreement is made as of this            , 199  between
                  , a Maryland corporation (herein called the "Company"), and HORACE MANN INVESTORS, INC., a Delaware corporation (herein called the "Manager").

  WHEREAS, the Company is registered as an open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"); and

  WHEREAS, the Company wishes to retain the Manager under this Agreement to render investment advisory and management services to the Company; and

  WHEREAS, the Company desires to retain the Manager to provide management and administrative services for the Company, and the Manager is willing to render such services;

  NOW THEREFORE, in consideration of the premises and mutual covenants set forth herein, the parties hereto agree as follows:

  1. Appointment of Manager. The Company hereby appoints the Manager as manager on the terms and for the period set forth in this Agreement and the Manager hereby accepts such appointment and agrees to perform the services and duties set forth herein on the terms herein provided. The Manager may, in its discretion, provide such services through its own employees or the employees of one or more affiliated companies that are qualified to provide such services under applicable law and are under common control with the Manager provided (i) that all persons, when providing services hereunder, are functioning as part of an organized group of persons, and (ii) that such organized group of persons is managed at all times by authorized officers of the Manager.

  2. Administrative Services and Duties. Subject to the supervision and control of the Company's Board of Directors, the Manager shall provide to the Company facilities, equipment, statistical and research data, clerical, accounting and bookkeeping services, internal auditing and legal services, and personnel to carry out all management services required for operation of the business and affairs of the Company other than those services to be performed by a distributor of the Company's shares pursuant to a Distribution Agreement, those services to be performed by the Company's custodian pursuant to the Company's Custody Agreement, those services to be performed by the Company's transfer agent pursuant to the Company's Transfer Agency Agreement, those accounting services to be provided pursuant to an accounting agreement or custody agreement and those services normally performed by the Company's counsel and auditors.

  (A) The Manager's oversight responsibilities shall include:

    (1) Overseeing the performance of the Custodian under the Custody Agreement; and

    (2) Overseeing the performance of the Transfer Agent under the Transfer Agency Agreement.

  (B) The Manager shall participate in the periodic updating of the Company's prospectuses and statements of additional information and shall accumulate information for and, subject to approval by the Company's Treasurer and legal counsel, coordinate the preparation, filing, printing and dissemination of reports to the Company's shareholders and the Securities and Exchange Commission (the "Commission"), including but not limited to annual reports and semi-annual reports on Form N-SAR, notices pursuant to Rule 24f-2 and proxy materials pertaining to the Company.

  (C) The Manager shall calculate dividends and capital gain distributions to be paid by the Company in conformity with subchapter M of the Internal Revenue Code of 1986, as amended.

  (D) The Manager shall pay all costs and expenses of maintaining the offices of the Company, wherever located, and shall arrange for payment by the Company of all expenses payable by the Company.

  (E) The Manager shall maintain such other books and records with respect to the Company as may be required by law or may be required for the proper operation of the business and affairs of the Company, other than those required to be maintained under the Fund Accounting Agreement and by the Manager under
Section 3 of this Agreement. Without limiting the foregoing, the Manager shall be responsible for the proper maintenance of the records to be maintained by it, throughout the term of this Agreement.

  (F) The Manager shall prepare the Company's federal, state and local income tax returns.

  (G) The Manager shall prepare and, subject to approval of the Company's Treasurer, disseminate to the Company's trustees each Company's quarterly financial statements and schedules of investments, and shall prepare such other reports relating to the business and affairs of the Company (not otherwise appropriately prepared by the Company's counsel, auditors or other Company service providers) as the officers and trustees of the Company may from time to time reasonably request in connection with performance of their duties.

  (H) The Manager shall assist the Custodian, Transfer Agent, counsel and auditors as required to carry out the business and operations of the Company.

  3. Investment Services and Duties. Subject to the supervision of the Company's Board of Directors, the Manager shall provide a continuous investment program for the Company, including investment, research and management with respect to all securities and investments and cash equivalents in the Company. The Manager shall determine from time to time what securities and other investments will be purchased, retained or sold by the Company with respect to the Company. The Manager shall provide the services under this Section 3 in accordance with the Company's investment objectives, policies and restrictions as stated in the Company's then current registration statement and resolutions of the Company's Board of Directors.

  (A) The Manager shall place all orders for the purchase and sale of portfolio securities for the account of the Company with brokers or dealers selected by the Manager. In executing portfolio transactions and selecting brokers or dealers, the Manager will use its best efforts to seek on behalf of each Fund the best overall terms available. In assessing the best overall terms available for any transaction the Manager shall consider all facts it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In evaluating the best overall terms available, and in selecting the broker or dealer to execute a particular transaction, the Manager may also consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to the Company and/or other accounts over which the Manager or any affiliate of the Manager exercise investment discretion. The Manager is authorized to pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for any Company which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if, but only if, the Manager determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of that particular transaction or in terms of the overall responsibilities of the Manager to the Company. In no instance may portfolio securities be purchased from or sold to the Manager, any sub-adviser, or an affiliated person of any of them acting as principal or as broker, except as permitted by law. In executing portfolio transactions for the Company the Manager may, to the extent permitted by applicable laws and regulations, but shall not be obligated to, aggregate the securities to be sold or purchased with those of other investment portfolios and its other clients where such aggregation is not inconsistent with the policies set forth in the Company's registration statement. In such event, the Manager shall allocate the securities so purchased or sold, and the expenses incurred in the transaction, in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Company and such other clients.

  (B) In performing the investment advisory services hereunder, the Manager is authorized to purchase, sell or otherwise deal with securities or other instruments for which (i) the Manager, (ii) any affiliate of the Manager, (iii) an entity in which the Manager has a direct or indirect interest, and (iv) another member of a syndicate or other intermediary (where an entity referred to in (i), (ii) or (iii) above was a member of the syndicate), has acted, now acts or in the future will act as an underwriter, syndicate member, market-maker, dealer, broker or in any other similar capacity, whether the purchase, sale or other dealing occurs during the life of the syndicate or after the close of the syndicate, provided such purchase, sale or dealing is permitted under the 1940 Act and the rules thereunder. Insofar as permitted by law, any rules of or under applicable law prohibiting or restricting in any way an agent or fiduciary from dealing with itself or from dealing with respect to any matter in which it may or does have a personal interest shall not apply to the Manager, to the extent its actions are authorized under this paragraph.

  (C) The Manager shall maintain books and records with respect to the securities transactions of the Fund, and furnish the Company's Board of Directors such periodic special reports as the Board may request.

  (D) The Manager shall review, monitor and report to the Board of Directors regarding the performance and investment procedures of any sub-adviser appointed by the Board of Directors, and shall assist and consult with any sub-adviser in connection with the Company's continuous investment program.

  4. Compliance with Governing Instruments and Laws. In performing its duties as Manager, the Manager shall act in conformity with the Company's Declaration of Trust, Bylaws, prospectuses and statements of additional information, and the instructions and directions of the Board of Directors of the Company. In addition, the Manager shall conform to and comply with the requirements of the

1940 Act, the Rules and Regulations of the Commission, the requirements of subchapter M and Section 817(h) of the Internal Revenue Code of 1986, as amended, and all other applicable federal or state laws and regulations.

  5. Services Not Exclusive. The Manager shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided herein or authorized by the Board of Directors from time to time, have no authority to act for or represent the Company in any way or otherwise be deemed its agent. The services furnished by the Manager hereunder are not deemed exclusive, and the Manager shall be free to furnish similar services to others so long as its services under this Agreement are not impaired thereby.

  6. Books and Records. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Manager hereby agrees that all records which it maintains for the Company are the property of the Company and further agrees to surrender promptly to the Company any such records upon the Company's request. The Manager further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act.

  7. Subcontractors. It is understood that the Manager may from time to time employ or associate with itself such person or persons as the Manager may believe to be particularly fitted to assist in the performance of this Agreement; provided, however, that the compensation of such person or persons shall be paid by the Manager and that the Manager shall be as fully responsible to the Company for the acts and omissions of any subcontractor as it is for its own acts and omissions. Without limiting the generality of the foregoing, it is understood that the Manager and the Company intend to enter into an agreement with the Fund Accountant under which said institution will provide certain accounting, bookkeeping, pricing and dividend and distribution calculation services with respect to the Company at its expense.

  8. Expenses Assumed as Manager. Except as otherwise stated in this Agreement, the Manager shall pay all expenses incurred by it in performing its services and duties hereunder as Manager (other than the cost of securities purchased for the Company). The Company shall bear other expenses incurred in the operation of the Company, including without limitation taxes, interest, brokerage fees and commissions, if any, fees of directors who are not officers, directors, partners, employees or holders of 5 percent or more of the outstanding voting securities of the Manager or any of its affiliates, Commission fees and state blue sky registration and qualification fees, charges of custodians, transfer and dividend disbursing agents' fees, certain insurance premiums, outside auditing and legal expenses, costs of maintaining the corporation's existence, costs of preparing and printing prospectuses or any supplements or amendments thereto necessary for the continued effective registration of the Shares under federal or state securities laws, costs of printing and distributing any prospectus, supplement or amendment thereto for existing shareholders of the Company described therein, costs of shareholders' reports and meetings, and any extraordinary expenses. It is understood that certain advertising, marketing, shareholder servicing, administration and/or distribution expenses to be incurred in connection with the Shares may be paid by the Company as provided in any plan which may in the sole discretion of the Company be adopted in accordance with Rule 12b-1 under the 1940 Act, and that such expenses shall be paid apart from any fees paid under this Agreement.

  9. Compensation. For the services provided and the expenses assumed pursuant to this Agreement, the Company shall pay the Manager a fee, computed daily and payable monthly, at the annual rate as set forth in the attached fee schedule based on the average net assets of the Company. Notwithstanding anything to the contrary herein, if in any fiscal year the aggregate expenses of the Company (as defined under the securities regulations of any state having jurisdiction over the Company) exceed the expense limitations of any such state, the Company may deduct from the fees to be paid pursuant to this Agreement, or the Manager shall bear such excess, to the extent required by state law. Such deduction or payment, if any, will be estimated and accrued daily and paid on a monthly basis. The Company shall reduce the advisory fee to be paid to the Manager by the amount of any advisory fees paid to other investment companies relating to the Company's investment in such investment company's securities.

  10. Confidentiality. The Manager shall treat confidentially and as proprietary information of the Company all records and other information relative to the Company and prior or present shareholders or those persons or entities who respond to the Distributor's inquiries concerning investment in the Company, and shall not use such records and information for any purpose other than performance of its responsibilities and duties hereunder or under any other agreement with the Company except after prior notification to and approval in writing by the Company, which approval shall not be unreasonably withheld and may not be withheld where the Manager may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Company. Nothing contained herein, however, shall prohibit the Manager from advertising to or soliciting the public generally with respect to other products or services, including, but not limited to, any advertising or marketing via radio, television, newspapers, magazines or direct mail solicitation, regardless of whether such advertisement or solicitation may coincidentally include prior or present Company shareholders or those persons or entities who have responded to inquiries with respect to the Company.

  11. Limitations of Liability. Subject to the provisions of Section 7 hereof concerning the Manager's responsibility for the acts and omissions of persons employed or associated with the Manager, the Manager shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Company or by the Company in connection with the matters to which this Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement. Any person, even though also an officer, director, employee or agent of the Manager, who may be or become an officer, director, employee or agent of the Company, shall be deemed when rendering services to the Company, or acting on any business of the Company (other than services or business in connection with the Manager's duties as Manager hereunder or under any other agreement with the Company) to be rendering such services to or acting solely for the Company and not as an officer, director, employee or agent or one under the control or direction of the Manager even though paid by the Manager.

  The Manager acknowledges and agrees that the Articles of Incorporation of the Company provides that the Directors of the Company and the officers of the Company executing this Agreement on behalf of the Company shall not be personally bound hereby or liable hereunder, nor shall resort be had to their private property or the private property of the shareholders of the Company for the satisfaction of any claim or obligation under this Agreement.

  12. Duration or Termination. This Agreement shall become effective as of the date first written above and, unless sooner terminated as provided herein, shall continue until October 31, 19 . Thereafter, this Agreement will be extended with respect to a particular Fund for successive one-year periods ending on October 31st of each year provided each such extension is specifically approved at least annually (a) by vote of a majority of those members of the Company's Board of Directors who are not interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval and (b) by the Company's Board of Directors or by vote of a majority of the outstanding voting securities of the Company. This Agreement may be terminated by the Company at any time, without the payment of any penalty, by vote of a majority of the entire Board of Directors of the Company or by a vote of a majority of the outstanding voting securities of the Company on 60 days' written notice to the Manager, or by the Manager at any time, without payment of penalty, on 60 days' written notice to the Company. This Agreement will immediately terminate in the event of its assignment. As used in this Agreement, the terms "majority of the outstanding voting securities," "interested persons" and "assignment" shall have the same meanings as such terms have in the 1940 Act.

  13. Names. The name "Horace Mann Fund" refers to the Company created and the directors, as directors but not individually or personally, acting from time
to time under the Articles of Incorporation dated             , 19  , as
amended, which is hereby referred to and a copy of which is on file at the principal office of the Company. The directors, officers, employees and agents of the Company shall not personally be bound by or liable under any written obligation, contract, instrument, certificate or other interest or undertaking of the Company made by the directors or by any officer, employee or agent of the Company, in his or her capacity as such, nor shall resort be had to their private property for the satisfaction of any obligation or claim thereunder. All persons dealing with any series or class of shares of the Company may enforce claims against the Company only against the assets belonging to such series or class.

  14. Notices. Notices of any kind to be given to the Company hereunder by the Manager shall be in writing and shall be duly given if mailed or delivered to the Company at the following:

    With a copy to:

    Cathy G. O'Kelly, Esq.
    Vedder, Price, Kaufman & Kammholz
    222 North LaSalle Street, 26th Floor
    Chicago, Illinois 60601

or at such other address or to such individual as shall be so specified by the Company to the Manager. Notices of any kind to be given to the Manager hereunder by the Company shall be in writing and shall be duly given if mailed or delivered to the Manager at:

or at such other address or to such individual as shall be so specified by the Manager to the Company.

  15. Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. Subject to the provisions of Section 12 hereof, this Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and shall be governed by Delaware law (without regard to principles of conflicts of law); provided, however, that nothing herein shall be construed in a manner inconsistent with the 1940 Act or any rule or regulation of the Commission thereunder.

  IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

                                               Horace Mann Fund, Inc.

                                               By: _______________________

                                               (name) ____________________

                                               (title) ___________________

Attest: _____________________________

   (name) _________________________

   (title) ________________________

                                               HORACE MANN INVESTORS, INC.

                                               By: _______________________

                                               (name) ____________________

                                               (title) ___________________

Attest: _____________________________

   (name) _________________________

   (title) ________________________

                               FEE SCHEDULE

PART 1

                                                         NET ASSETS        RATE
                                                         ----------        ----
All Funds......................................... On initial $100 million .250%
                                                   Over $100 million       .200%

PART 2

                                                         NET ASSETS        RATE
                                                         ----------        ----
Growth Fund....................................... On initial $100 million .400%
                                                   On next $100 million    .300%
                                                   Over $200 million       .250%
Balanced Fund..................................... On initial $100 million .325%
                                                   On next $100 million    .275%
                                                   On next $300 million    .225%
                                                   Over $500 million       .200%
Income Fund....................................... On initial $100 million .250%
                                                   On next $100 million    .200%
                                                   Over $200 million       .150%
Short-Term Fund................................... On initial $100 million .125%
                                                   On next $100 million    .100%
                                                   Over $200 million       .075%

                                                                      EXHIBIT C

                       INVESTMENT SUB-ADVISORY AGREEMENT

  This Agreement (Agreement) made this       day of          1997 by and
between Horace Mann Investors, Inc., a Delaware Corporation and registered investment adviser (Adviser) and Wellington Management Company, LLP, a Massachusetts limited liability partnership and registered investment adviser (Sub-Adviser).

    Whereas Adviser is the investment adviser and business manager for Horace Mann Growth Fund, Inc., Horace Mann Income Fund, Inc., Horace Mann Balanced Fund, Inc. and Horace Mann Short-Term Investment Fund, Inc. (the Funds), each an open-end diversified, management investment company registered under the Investment Company Act of 1940, as amended (1940 Act);

    Whereas Adviser desires to retain the Sub-Adviser to furnish investment advisory services for the Funds, upon the terms and conditions set forth;

    Now Therefore, in consideration of the mutual covenants herein contained, the parties agree as follows:

  1. Appointment. Adviser hereby appoints Sub-Adviser to provide certain sub-investment advisory services to the Funds for the period and on the terms set forth in this Agreement. Sub-Adviser accepts such appointment and agrees to furnish the services set forth for the compensation herein provided. Sub-Adviser represents that it is registered as an Investment Adviser under federal laws and any applicable state laws.

  2. Sub-Adviser Services. Subject always to the supervision of each Fund's Board of Directors and the Adviser, Sub-Adviser will furnish an investment program in respect of, and make investment decisions for, all assets of the Funds and place all orders for the purchase and sale of securities, all on behalf of the Funds. In the performance of its duties, Sub-Adviser will satisfy its fiduciary duties to the Funds and will monitor each Fund's investments, and will comply with the provisions of each Fund's Articles of Incorporation and By-laws, as amended from time to time, and the stated investment objectives, policies and restrictions of the Funds as set forth in the prospectus and Statement of Additional Information for the Funds, as amended from time to time, as well as any other objectives, policies or limitations provided by the Adviser from time to time.

  Sub-Adviser will provide reports at least quarterly to the Board of Directors and to Adviser. Sub-Adviser will make its officers and employees available to Adviser and the Board of Directors from time to time at reasonable times to review investment policies of the Funds and to consult with Adviser regarding the investment affairs of the Funds.

  Sub-Adviser agrees that it:

    (a) will use the same skill and care in providing such services as it uses in providing services to fiduciary accounts for which it has investment responsibilities;

    (b) will conform with all applicable Rules and Regulations of the Securities and Exchange Commission in all material respects and in addition will conduct its activities under this Agreement in accordance with any applicable regulations of any governmental authority pertaining to its investment advisory activities, including all requirements necessary for the Funds to comply with subchapter M and section 817(h) of the Internal Revenue Code;

                          Page 2--Wellington Agreement

    (c) is authorized to and will select the brokers or dealers that will execute the purchases and sales of portfolio securities for each Fund and is directed to use its best efforts to obtain best execution, which includes most favorable net results and execution of each Fund's orders, taking into account all appropriate factors including price, dealer spread or commission, size and difficulty of the transaction and research or other services provided. It is understood that the Sub-Adviser will not be deemed to have acted unlawfully, or to have breached a fiduciary duty to a Fund or be in breach of any obligation owing to a Fund under this Agreement, or otherwise, solely by reason of its having caused a Fund to pay a member of a securities exchange, a broker or a dealer a commission for effecting a securities transaction of the Fund in excess of the amount of commission another member of an exchange, broker or dealer would have charged if the Sub-Adviser determined in good faith that the commission paid was reasonable in relation to the brokerage and research services provided by such member, broker, or dealer, viewed in terms of that particular transaction or the Sub-Adviser's overall responsibilities with respect to its accounts, including the Fund, as to which it exercises investment discretion. Some securities considered for investment by a Fund may also be appropriate for other funds and or clients served by the Sub-Adviser. To assure fair treatment of each Fund and all clients of the Sub-Adviser in situations in which two or more clients' accounts participate simultaneously in a buy or sell program involving the same security, such transactions will be allocated among the Funds and clients in a manner deemed equitable by the Sub-Adviser;

    (d) will report regularly to Adviser and to the Board of Directors and will make appropriate persons available for the purpose of reviewing with representatives of Adviser and the Board of Directors on a regular basis at reasonable times the management of the Funds, including without limitation, review of the general investment strategies of each Fund, the performance of each Fund in relation to standard industry indices, interest rate considerations and general conditions affecting the marketplace and will provide various other reports from time to time as reasonably requested by Adviser;

    (e) will prepare such books and records with respect to a Fund's securities transactions as requested by the Adviser and will furnish Adviser and each Fund's Board of Directors such periodic and special reports as the Board or Adviser may reasonably request;

    (f) will act upon reasonable instructions from Adviser which, in the reasonable determination of Sub-Adviser, are not inconsistent with Sub-Adviser's fiduciary duties under this Agreement;

  3. Expenses. During the terms of this Agreement, Sub-Adviser will pay all expenses incurred by it in connection with its activities under this Agreement other than the cost of securities (including brokerage commission, if any), purchased for a Fund.

  4. Compensation. For the services provided and the expenses assumed under this Agreement for each Fund, Adviser will pay Sub-Adviser, and Sub-Adviser agrees to accept as full compensation therefor, at the end of each calendar month a sub-advisory fee computed at the annual rate set forth in Exhibit 1-- Fee Schedule, applied to the average daily net assets of a Fund during that calendar month.

  5. Services to Others. Adviser understands and has advised each Fund's Board of Directors, that Sub-Adviser acts as an investment adviser or sub-investment adviser to other investment companies and other advisory clients.

                          Page 3--Wellington Agreement

  6. Limitation of Liability. Neither the Sub-Adviser nor any of its directors, officers, stockholders, agents or employees shall have any liability to the Adviser, a Fund or any shareholder of a Fund for any error of judgment, mistake of law, or any loss arising out of any investment, or for any other act or omission in the performance by the Sub-Adviser of its duties hereunder except for liability resulting from willful misfeasance, bad faith, or negligence on Sub-Adviser's part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.

  7. Term, Termination, Amendment. This Agreement shall become effective with
respect to each Fund on April   , 1997, provided that it has been approved by a
vote of a majority of the outstanding voting securities of each Fund in accordance with the requirement of the 1940 Act and shall remain in full force until November 30, 1998, unless sooner terminated as hereinafter provided. This Agreement shall continue in force from year to year thereafter with respect to each Fund, but only as long as such continuance is specifically approved for each Fund at least annually in the manner required by the 1940 Act and the rules and regulations thereunder, provided, however, that if the continuation of this Agreement is not approved for a Fund the Sub-Adviser may continue to serve in such capacity for such Fund in the manner and to the extent permitted by the 1940 Act and the rules and regulations thereunder.

  This Agreement shall automatically terminate in the event of its assignment and may be terminated at any time without the payment of any penalty by the Adviser or by the Sub-Adviser on sixty days written notice to the other party. This Agreement may also be terminated by a Fund by action of the Board of Directors or by a vote of a majority of the outstanding voting securities of such Fund Portfolio on sixty days written notice to Sub-Adviser by the Fund.

  This Agreement may be terminated with respect to any Fund any time without the payment of any penalty by the Adviser, the Board of Directors or by a vote of majority of the outstanding voting securities of such Fund in the event the Sub-Adviser or any officer or director of the Sub-Adviser has taken any action which results in a material breach of the covenants of the Sub-Adviser under this Agreement.

  Termination of this Agreement shall not affect the right of the Sub-Adviser to receive payments on any unpaid balance of the compensation described in
Section 4 earned prior to such termination.

  This Agreement shall automatically terminate with respect to a Fund in the event the Investment Management Agreement between Adviser and that Fund is terminated, assigned or not renewed.

  8. Notice. Any notice under this Agreement shall be in writing, addressed and delivered or mailed, postage prepaid, to the other party at such address as such other party may designate for the receipt of such notice.

  9. Limitations on Liability. All parties are expressly put on notice of each Fund's Articles of Incorporation and all amendments thereto, all of which are on file with the Maryland Department of Assessments and Taxation and the limitation of shareholder and director liability contained therein. The obligations of a Fund entered in the name or on behalf thereof by any of the Directors, representatives or agents are made not individually but only in such capacities and are not binding upon any of the Directors, officers, or shareholders of a Fund individually but are binding upon only

                         Page 4--Wellington Agreement

the assets and property of such Fund, and persons dealing with the Fund must look solely to the assets of the Fund and those assets belonging to the subject Fund for the enforcement of any claims.
  10. Adviser Responsibility. Adviser will provide Sub-Adviser with copies of each Fund's Articles of Incorporation, By-laws, prospectus, and Statement of Additional Information and any amendment thereto, and any objectives, policies or limitations not appearing therein as they may be relevant to Sub-Adviser's performance under this Agreement.

  11. Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement is held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement will not be affected thereby. This Agreement will be binding upon and shall inure to the benefit of the parties and their respective successors.

  12. Applicable Law. This Agreement shall be construed in accordance with applicable federal law and (except as to Section 9 above which will be construed in accordance with Maryland law) the laws of the state of Illinois.

  The Adviser and the Sub-Adviser have caused this Agreement to be executed as of the date and year first above written.

Horace Mann Investors, Inc.            Wellington Management Company, LLP

By_________________________________    By_____________________________________

Title _____________________________    Title _________________________________

By_________________________________    By_____________________________________

Title _____________________________    Title _________________________________

EXHIBIT 1

                           SUB-ADVISORY FEE SCHEDULE

GROWTH FUND
  .400% on the First $100,000,000
  .300% on the Next $100,000,000
  .250% on all assets over $200,000,000

INCOME FUND
  .250% on the First $100,000,000
  .200% on the Next $100,000,000
  .150% on all assets over $200,000,000

BALANCED FUND
  .325% on the First $100,000,000
  .275% on the Next $100,000,000
  .225% on the Next $300,000,000
  .200% on all assets over $500,000,000

SHORT-TERM INVESTMENT FUND
  .125% on the First $100,000,000
  .100% on the Next $100,000,000
  .075% on all assets over $200,000,000

                                                                      EXHIBIT D

            LIST OF PARTNERS OF WELLINGTON CAPITAL MANAGEMENT, LLP
                                AS OF 12/31/96

Kenneth L. Abrams.................... Senior Vice President(Partner)
Nicholas C. Adams.................... Senior Vice President(Partner)
Rand L. Alexander.................... Senior Vice President(Partner)
Deborah L. Allinson.................. Senior Vice President(Partner)
Nancy T. August...................... Senior Vice President(Partner)
James H. Averill..................... Senior Vice President(Partner)
Marie-Claude Bernal.................. Senior Vice President(Partner)
William N. Booth..................... Senior Vice President(Partner)
Paul Braverman....................... Senior Vice President & Chief Financial
                                      Officer(Partner)
William D. Dilanni................... Senior Vice President(Partner)
Pamela Dippel........................ Senior Vice President & Director of Mutual
                                      Fund Business Group(Partner)
Robert W. Doran...................... Chairman(Managing Partner)
Charles T. Freeman................... Senior Vice President(Partner)
Laurie A. Gabriel.................... Senior Vice President(Partner)
Frank J. Gilday...................... Senior Vice President(Partner)
John H. Gooch........................ Senior Vice President(Partner)
Nicholas P. Greville................. Senior Vice President & Director of
                                      International Business Development
                                      (Partner)
William C.S. Hicks................... Senior Vice President(Partner)
Paul D. Kaplan....................... Senior Vice President(Partner)
John C. Keogh........................ Senior Vice President(Partner)
Mark T. Lynch........................ Senior Vice President(Partner)
Nancy T. Lukitsh..................... Senior Vice President(Partner) & Director
                                      of Marketing
Christine S. Manfredi................ Senior Vice President(Partner)
Patrick J. McCloskey................. Senior Vice President(Partner)
Earl E. McEvoy....................... Senior Vice President(Partner)
Duncan M. McFarland.................. President & Chief Executive Officer
                                      (Managing Partner)
Paul M. Mecray, III.................. Senior Vice President(Partner)
Matthew E. Megargel.................. Senior Vice President(Partner)
James N. Mordy....................... Senior Vice President(Partner)
Diane C. Nordin...................... Senior Vice President(Partner)
Edward P. Owens...................... Senior Vice President(Partner)
Saul J. Pannell...................... Senior Vice President(Partner)
Thomas L. Pappas..................... Senior Vice President(Partner)
David M. Parker...................... Senior Vice President(Partner)

Jonathan M. Payson................... Senior Vice President & Director of
                                      Institutional Client Services Group
                                      (Partner)
Stephen M. Pazuk..................... Senior Vice President & Treasurer(Partner)
Robert D. Rands...................... Senior Vice President(Partner)
Eugene E. Record, Jr................. Senior Vice President(Partner)
John R. Ryan......................... Senior Vice President(Managing Partner)
Joseph H. Schwartz................... Senior Vice President(Partner)
David W. Scudder..................... Senior Vice President(Partner)
Binkley C. Shorts.................... Senior Vice President(Partner)
Trond Skramstad...................... Senior Vice President(Partner)
Catherine A. Smith................... Senior Vice President(Partner)
Stephen A. Soderberg................. Senior Vice President(Partner)
Harriett Tee Taggart................. Senior Vice President(Partner)
Perry M. Traquina.................... Senior Vice President(Partner)
Gene R. Tremblay..................... Senior Vice President(Partner)
Mary Ann Tynan....................... Senior Vice President & Secretary(Partner)
Ernst H. von Metzsch................. Senior Vice President(Partner)
Clare Villari........................ Senior Vice President(Partner)
James L. Walters..................... Senior Vice President & Director of
                                      Business Planning(Partner)
Kim Williams......................... Senior Vice President(Partner)
Frank V. Wisneski.................... Senior Vice President(Partner)

VOTING INSTRUCTION/PROXY

                         Horace Mann Income Fund, Inc.
                     Shareholder Meeting of April 23, 1997
This Voting Instruction/Proxy is Solicited on Behalf of the Board of Directors

The undersigned hereby appoints George J. Zock and A.L. Gallop, individually or jointly, proxies, each with the power of substitution, to vote all Fund shares of the undersigned at the Special Meeting of Shareholders, to be held at One Horace Mann Plaza, Springfield, IL on April 23, 1997 at 9:00 a.m. CT, or at any adjournment thereof, upon the matters set forth in the Voting Instruction/Proxy Statement for such meeting, and in their discretion, on such other business as may properly come before the meeting.

1.   ELECTION OF DIRECTORS FOR

     All nominees listed below
     (Except as marked to the contrary below)

     WITHHOLD AUTHORITY
     to vote for all nominees listed below

INSTRUCTION:     To withhold authority to vote for any individual nominee strike a line through the nominee's name in the list below:

     A. Thomas Arisman, Larry K. Becker, A.L. Gallop, Richard D. Lang, Edward L. Najim, Harriet A. Russell, George J. Zock

2.   Approval of Management Agreement with Horace Mann Investors, Inc.
     FOR      AGAINST      ABSTAIN

3. Approval of Management Subadvisory Agreement with Wellington Management Company, LLP
     FOR      AGAINST      ABSTAIN

4.   Approval of Agreement and Plan Reorganization
     FOR      AGAINST      ABSTAIN

5. Approval of amendment to the investment limitation regarding restricted and illiquid securities.
     FOR      AGAINST      ABSTAIN

6.   Approval of amendment to the investment objective
     FOR      AGAINST      ABSTAIN

(BACK SIDE)
Share Balance as of February 28, 1997       Dated                           1997
                                             -----------------------------------

                                             -----------------------------------
                                                         Signature


                                             -----------------------------------
                                                  Signature if held jointly

                                             NOTE: When shares are held by joint
                                             tenants, both must sign. Persons
                                             signing as Executor, Administrator,
                                             Trustee, etc. should so indicate.
                                             Please sign exactly as the name
                                             appears on the voting
                                             instruction/proxy.

                                             PLEASE MARK, DATE, SIGN AND
                                             PROMPTLY RETURN THIS VOTING
                                             INSTRUCTION/PROXY CARD USING THE
                                             ENCLOSED ENVELOPE.

IF NO CONTRARY SPECIFICATION IS MADE, THIS VOTING INSTRUCTION/
PROXY WILL BE VOTED FOR THE PROPOSALS IN ITEMS 1, 2, 3, 4, 5 AND 6.